UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. __)

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

Surge Components, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SURGE COMPONENTS, INC.
95 East Jefryn Blvd.
Deer Park, New York 11729

October 4, 2018

Dear Stockholders:

It is our pleasure to invite you to the Annual Meeting of Stockholders (the “Annual Meeting”) of Surge Components, Inc. (“Surge” or the “Company”) to be held on Thursday, October 4, 2018, at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729 at 10:00 a.m., local time. A Notice of the Annual Meeting of Stockholders, Proxy Statement and Proxy Card are enclosed with this letter. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended November 30, 2017 also accompanies this mailing.

The Annual Meeting will be held for the following purposes:

1.	To elect three Class C directors to the Board of Directors of the Company (the “Board” or “Board of Directors”) from the nominees named in the accompanying proxy statement (the “Proxy Statement”) until the Company’s 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.	To approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion;

3.	To approve an amendment to the articles of incorporation of the Company to declassify the Board;

4.	To ratify the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2018;

5.	To hold an advisory vote on the executive compensation of the Company’s named executive officers; and

6.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the Annual Meeting, we hope that you will read the enclosed Notice of the Annual Meeting, Proxy Statement and the voting instructions on the enclosed Proxy Card. We hope that you will promptly vote by completing, signing and dating the Proxy Card and mailing it in the enclosed, postage pre-paid envelope, or vote by telephone or the Internet by following the instructions on the Proxy Card. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please ask the broker, bank or other nominee that holds the shares to provide you with evidence of your share ownership. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

The attached Proxy Statement is dated [         ], 2018 and is first being mailed to stockholders on or about [              ], 2018, together with the Proxy Card and the Annual Report to Stockholders for the fiscal year ended November 30, 2017.

Sincerely,

/s/ Ira Levy
Chief Executive Officer, President and Director

SURGE COMPONENTS, INC.
95 East Jefryn Blvd.
Deer Park, New York 11729

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 4, 2018

TO THE STOCKHOLDERS OF SURGE COMPONENTS, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Annual Meeting”) of Surge Components, Inc., a Nevada Corporation (“Surge” or the “Company”), will be held on Thursday, October 4, 2018, at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729, at 10:00 a.m., local time, for the following purposes:

1.	To elect three Class C directors to the Board of Directors of the Company (the “Board” or “Board of Directors”) from the nominees named in the accompanying proxy statement (the “Proxy Statement”) until the Company’s 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified;
2.	To approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion;

3.	To approve an amendment to the articles of incorporation of the Company to declassify the Board;

4.	To ratify the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2018;

5.	To hold an advisory vote on the executive compensation of the Company’s named executive officers; and

6.	To transact such other business as may properly come before the meeting or any postponements of adjournments thereof.

The Board of Directors unanimously recommends that you use the enclosed Proxy Card to vote FOR each of the Company’s nominees for Class C director in proposal 1 and FOR proposals 2, 3, 4 and 5.

You are cordially invited to attend the Annual Meeting. The Board of Directors has fixed the close of business on August 22, 2018 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof.

YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. If you are a stockholder of record, whether or not you personally plan to attend the Annual Meeting, please take a few minutes now to vote over the Internet or by telephone by following the instructions on the Proxy Card, or by completing, signing and dating the enclosed Proxy Card and mailing it in the postage pre-paid envelope provided. If your shares are held in “street name,” that is, held for your account by a broker, bank or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Regardless of the number of Company shares you own, your vote is important.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD OF DIRECTORS’ NOMINEES USING THE ENCLOSED PROXY CARD.

THE BOARD ADDITIONALLY RECOMMENDS VOTING FOR PROPOSALS 2, 3, 4 AND 5, USING THE ENCLOSED PROXY CARD.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

/s/ Ira Levy
Chief Executive Officer, President and Director

Deer Park, New York
[          ], 2018

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about [           ], 2018.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on October 4, 2018

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and our Annual Report to Stockholders for the fiscal year ended November 30, 2017, are available free of charge at the “Investor Relations” portion of our website at http://www.surgecomponents.com/relations.asp.

 i

 SURGE COMPONENTS, INC.
95 East Jefryn Blvd.
Deer Park, New York 11729

PROXY STATEMENT
 FOR
ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 4, 2018

This Proxy Statement, along with a proxy card and our 2017 Annual Report, is first being mailed
to stockholders on or about [            ], 2018

General Information

This proxy statement (the “Proxy Statement”) is being furnished by the Board of Directors (the “Board” or the “Board of Directors”) of Surge Components, Inc. (“Surge” or the “Company”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729 on Thursday, October 4, 2018 at 10:00 a.m., local time, and at any postponements or adjournments thereof (the “Annual Meeting”). The Annual Meeting is being held for the purposes set forth in this Proxy Statement. This Proxy Statement, the enclosed Proxy Card, and the Annual Report to Stockholders for the fiscal year ended November 30, 2017 are first being mailed to stockholders on or about [ ] , 2018.

We have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Notice of Annual Meeting, a Proxy Card and the Annual Report to Stockholders for the fiscal year ended November 30, 2017, and by notifying you of the availability of our proxy materials on the Internet. The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders for the Company’s fiscal year ended November 30, 2017 are available at http://surgecomponents.com/relations.asp. In accordance with rules of the Securities and Exchange Commission (the “SEC”), the materials on this website are searchable, readable and printable, and the website does not have “cookies” or other tracking devices which identify visitors.

Under our governing documents, no other business may be raised by stockholders at the Annual Meeting unless proper notice has been given to us by the stockholders seeking to bring such business before the meeting. If any other item or proposal properly comes before the Annual Meeting, the proxies received will be voted on such matter in accordance with the discretion of the proxy holders.

Voting Procedures

If you are a record holder, meaning your shares are registered in your own name, you may vote:

(1)	By Mail: Complete, sign and date your enclosed Proxy Card and mail it in the enclosed envelope. Your shares will be voted according to your instructions.

(2)	In Person at the Annual Meeting: If you attend the Annual Meeting, you may deliver your completed Proxy Card in person or you may vote by completing a ballot, which we will provide to you at the meeting. You are encouraged to complete, sign and date the Proxy Card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the Annual Meeting.

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If your shares are held in “street name,” meaning they are held for your account by a broker, bank or other nominee, these proxy materials are being forwarded to you by that nominee. The nominee holding for your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may vote:

(1)	Over the Internet: You will receive instructions from your broker, bank or other nominee stating if they permit Internet voting and, if they do, explaining how to do so. You should follow those instructions.

(2)	By Telephone: You will receive instructions from your broker, bank or other nominee stating if they permit telephone voting and, if they do, explaining how to do so. You should follow those instructions.

(3)	By Mail: You will receive instructions from your broker, bank or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(4)	In Person at the Annual Meeting: You must contact your broker, bank or other nominee who holds your shares to obtain a “legal” proxy card and bring it with you to the Annual Meeting. You will not be able to vote in person at the meeting unless you have a legal proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

The shares represented by any proxy card which is properly executed and received by the Company prior to or at the Annual Meeting (each, a “Conforming Proxy”) will be voted in accordance with the specifications made thereon. Conforming Proxies on a Proxy Card on which no specifications have been made by the stockholder will be voted in favor of the proposals described in the Proxy Statement. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. However, if any other matters are properly brought before the Annual Meeting, the persons named in the Proxy Card will vote the shares represented by each Conforming Proxy on a Proxy Card on those matters as instructed by the Board of Directors, or in the absence of express instructions from the Board of Directors, in accordance with their own best judgment. For information regarding the revocation of a Conforming Proxy, please see “Revocation of Proxies”.

Proof of Ownership Required for Attending the Annual Meeting in Person

You are entitled to attend the Annual Meeting only if you are a stockholder of the Company’s common stock, par value $0.001 per share (“Common Stock”), as of the close of business on August 22, 2018, the record date set by the Board of Directors (“Record Date”), or hold a valid proxy for the Annual Meeting. If you are a stockholder of record or a beneficial owner of Common Stock that is held of record by a broker, bank or other nominee, you will need to provide valid identification and proof of ownership to attend the Annual Meeting. This proof can be:

●	a brokerage statement or letter from a broker, bank or other nominee indicating ownership on the Record Date,

●	a proxy card, or

●	a valid, legal proxy provided by your broker, bank or other nominee.

Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership. Stockholders and proxy holders must also present a form of photo identification such as a driver’s license. We will be unable to admit anyone who fails to present identification or refuses to comply with our security procedures. No cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to vote by proxy regardless of whether or not you plan to attend the Annual Meeting.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote, is necessary to constitute a quorum. Shares of Common Stock represented by Conforming Proxies will be counted as present at the Annual Meeting for purposes of determining a quorum without regard as to whether the proxy is marked as casting a vote for or against a proposal, withholding a vote or abstaining. Shares of Common Stock represented by Conforming Proxies that are voted on at least one matter coming before the Annual Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner’s discretion has been withheld (a “broker non-vote”) for voting on some or all other matters. For information regarding broker non-votes, please see “Revocation of Proxies”.

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Required Vote

Each stockholder is entitled to one vote for each share of Common Stock.

Proposal No. 1, concerning the three directors to be elected, will require approval of a plurality of the votes cast. With plurality voting, the three nominees for director who receive the largest number of shares voted FOR will be elected, irrespective of the number or percentage of votes cast. Directors will be elected by a favorable vote of the plurality of shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. You may either vote FOR or WITHHOLD authority to vote for the Company’s director nominees. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will not be considered to have been voted FOR the director nominee and will result in such nominee receiving fewer votes. As a result, directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning that the three candidates receiving the highest number of FOR votes will be elected. Broker non-votes are not deemed “votes cast” with respect to Proposal No. 1 and therefore will have no effect on the vote.

PLEASE SUPPORT YOUR BOARD OF DIRECTORS’ NOMINEES BY VOTING FOR THE BOARD OF DIRECTORS’ NOMINEES ON THE PROXY CARD.

Pursuant to the Company’s Articles of Incorporation, Bylaws and Nevada Law, proposal 2 and 3 will require the affirmative “FOR” votes of a majority of the issued and outstanding shares of the Company and proposals 4 and 5 will require the affirmative “FOR” votes of a majority of the shares present, in person or by proxy, entitled to be voted thereon. You may vote FOR, AGAINST or ABSTAIN on Proposal Nos. 2, 3, 4 and 5. If you abstain from voting on any of such proposals, your shares will nevertheless be counted as present for purposes of establishing a quorum at the Annual Meeting. Abstentions will have the same practical effect as a vote against Proposal Nos. 2 and 3. Broker non-votes will have no effect on the outcome of the vote for any of Proposal Nos. 3 and 5.

If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet, telephone or mail, or vote in person at the Annual Meeting. If you hold shares through an account with a bank, broker, or other nominee, your shares will not be voted, except with respect to certain routine matters, unless you provide voting instructions. Broker non-votes, if any, are counted as present for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether a proposal has been approved, except in the case of certain “routine” matters. Broker non-votes occur when brokers, banks and other nominees do not receive voting instructions from their customers, and the broker, bank or other nominee does not have discretionary voting authority with respect to a proposal. If you hold shares through a broker, bank or other nominee and you do not give instructions as to how to vote, under the rules of the New York Stock Exchange , your broker, bank or other nominee may have authority to vote your shares on certain routine matters but not on non-routine matters. If the nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the nominee that holds your shares will inform us that it does not have the authority to vote on such matter with respect to your shares. Typically, “non-routine” matters include the election of directors, the advisory proposal on executive compensation, and the adoption of the amendment to the articles of incorporation, and “routine” matters include ratification of the appointment of independent auditors. Therefore, please instruct your broker how to vote your shares on these matters promptly. We will publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days from the date of the Annual Meeting.

Solicitation of Proxies

We are required by law to convene an Annual Meeting of our stockholders at which directors are elected. Because our shares are widely held, it would be impractical for our stockholders to meet physically in sufficient numbers to hold a meeting. Accordingly, proxies are solicited from our stockholders. United States federal securities laws require us to send you this Proxy Statement and specify the information required to be contained in it. This solicitation of proxies is being made by the Board of Directors of the Company and all expenses of this solicitation will be borne by the Company. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out of pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, directors, officers and employees may solicit proxies on behalf of the Board of Directors, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

Revocation of Proxies

A stockholder of record who has executed and delivered a Conforming Proxy may revoke such Conforming Proxy at any time before the Annual Meeting by (i) timely completing and returning a new proxy card with a later date, (ii) voting on a later date by using the Internet or by telephone, (iii) delivering a written notice of revocation to the Corporate Secretary of the Company prior to the Annual Meeting or (iv) attending the Annual Meeting and voting in person. Only a stockholder’s latest proxy submitted prior to the Annual Meeting will be counted. A stockholder’s attendance at the Annual Meeting will not automatically revoke such stockholder’s proxy unless such stockholder votes at the Annual Meeting or specifically requests in writing that his or her prior proxy be revoked.

If you are a beneficial owner, you may change your vote by submitting new voting instructions to your broker in accordance with such broker’s procedures.

Other Matters

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact: Surge Components, Inc., 95 East Jefryn Blvd., Deer Park, New York 11729, Attention: Corporate Secretary.

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PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our board of directors is classified into the following three classes:

Name	Class	Term Expires
Ira Levy	Class A	2019
Steven J. Lubman	Class A	2019
Alan Plafker	Class B	2018
Martin Novick	Class B	2018
Lawrence Chariton Peter Levy	Class C Class C	Nominee for term ending in 2020 Nominee for term ending in 2020
Gary Jacobs	Class C	Nominee for term ending in 2020

The current Class C directors are Lawrence Chariton, Peter Levy and Gary Jacobs and their terms expire at this Annual Meeting, or as soon thereafter as their successors are duly elected and qualified.

At the Annual Meeting, stockholders will be asked to elect each of Lawrence Chariton, Peter Levy and Gary Jacobs as Class C directors, each to hold office until the 2020 Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

Pursuant to the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated each of Lawrence Chariton, Peter Levy and Gary Jacobs, who each currently serve as a director, to stand for reelection at the Annual Meeting.

The basic responsibility of a Company director is to exercise his or her business judgment prudently and act in a manner that he or she believes in good faith to be in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee and the Board consider individuals who have records for leadership and success in their areas of activity and who will make meaningful contributions to the Board. Nominees for director are selected on the basis of Board experience, character, integrity, ability to make independent analytical inquiries, business background, as well as an understanding of the Company’s business environment.

We believe that each of the director nominees bring these qualifications in a positive manner to our Board of Directors. Moreover, the director nominees provide our Board with a complement of specific business skills, experience and perspectives.

We have been advised by each of Lawrence Chariton, Peter Levy and Gary Jacobs that they are willing to be named as a nominee and each is willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Conforming Proxies on a Proxy Card held on the Record Date that are returned will be voted, unless otherwise specified, in favor of the nominees for the Class C directors named below. Each of the nominees has consented to be named in this Proxy Statement and to serve if elected, but should any nominee be unable to serve or decline to serve for good cause (which event is not anticipated) the persons named in the Proxy Card intend to vote for such substitute nominee or nominees as the Nominating and Corporate Governance Committee may recommend and that the Board of Directors may nominate. If any such substitute nominee(s) are designated, we will file an amended proxy statement and Proxy Card that, as applicable, identifies the substitute nominee(s), discloses that such nominee(s) have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominee(s) as required by the rules of the SEC.

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Class C Nominees

Lawrence Chariton has served as a director since 2001. Since May 2008, he has served as a consultant to Great American Jewelry, a retail jewelry firm. He served for 32 years as Chief Operating Officer of Linda Shop Jewelry, a retail jewelry firm. Mr. Chariton previously served as a member of the Board of Directors of New Island Hospital in Bethpage New York and subsequently served as a member of the Board of Directors of St. Joseph’s Hospital from February 2007 to December 2010. Mr. Chariton served on the Board of Directors of Jewish National Fund of Long Island. Mr. Chariton has a Bachelor’s degree in Accounting from Hofstra University and is a graduate of the Gemological Institute of America in Diamond Grading and Color Essentials. Mr. Chariton’s experience running a small business led to the conclusion that he should serve on our board.

Peter A. Levy has been a director of the Company since April 2017. He is an equity shareholder at the law firm of Mandelbaum Salsburg, one of the region’s oldest and most renowned law firms. He joined Mandelbaum as a member in September of 2015. In addition to practicing law for 15 years, Mr. Levy spent 12 years as a partner at a regional accounting firm, Sobel & Company, and has served as the chief operating officer of two different public companies, The Empire Sports & Entertainment and MYOS Corporation. As the president of MYOS Corporation, he successfully positioned the company on the NASDAQ stock exchange. Mr. Levy has significant experience in mergers and acquisitions, joint venture partnering, corporate governance, business processes, and strategic planning. Community service is an important aspect of Mr. Levy’s life.  For over 20 years he has been on the Board and also served as the Corporate Liaison to Easter Seals – Camp ASCCA, America’s flagship camp for People with Disabilities, and he is the co-builder of the Roswal-Levy Tower, the world’s largest wheelchair-accessible interactive climbing tower for the disabled.  For over a decade, Mr. Levy has been on the Board of Hamp’s Camp, a charity founded by former N.Y. Giants running back Rodney Hampton, which is dedicated to providing leadership tools to underprivileged children in Atlanta, Newark, and Houston. Mr. Levy’s financial experience led to the conclusion that he should serve on our board.

Gary M. Jacobs has served as a director since July 2003. Since October 2014, Mr. Jacobs has served as President of Bar Bakers, LLC, a commercial food manufacturer of nutritional bars, cookies and other baked goods. From March 2011 to October 2014, he served as a consultant to several companies, providing advisory services in the areas of turn-around and financial and operational efficiencies. Mr. Jacobs served as the Chief Financial Officer of Chem Rx from June 2008 until March 2011. From May 2005 to June 2008, Mr. Jacobs was the Chief Financial Officer and Chief Operating Officer of Gold Force International, Ltd., a supplier of gold, silver and pearl jewelry to U.S. retail chains, and Karat Platinum LLC, a developer of an alternative to platinum. From July 2003 to April 2005, Mr. Jacobs served as President of The Innovative Companies, LLC, a supplier of natural stone. From October 2001 to February 2003, Mr. Jacobs served as Executive Vice President of Operations and Corporate Secretary of The Hain Celestial Group, Inc., a food and personal care products company. Mr. Jacobs also served as Executive Vice President of Finance, Chief Financial Officer and Treasurer of The Hain Celestial Group, Inc. from September 1998 to October 2001. Prior to that, Mr. Jacobs was the Chief Financial Officer of Graham Field Health Products, Inc., a manufacturing and distribution company. Mr. Jacobs served for 13 years as a member of the audit staff of Ernst & Young LLP, where he attained the position of senior manager. He is a certified public accountant and holds a Bachelor’s of Business Administration in Accounting from Adelphi University. Mr. Jacobs’s experience as a certified public accountant and as a chief financial officer led to the conclusion that he should serve on our board.

Continuing Directors

Biographical and other information with respect to all members of the Board of Directors whose current terms will continue after the Annual Meeting is set forth below:

Class B Directors — Current Term Expires at the next Annual Meeting

Alan Plafker has served as a director since June 2001. Since November 2016, he has served as Vice President of Garber Atlas Fries & Associates, Inc., an insurance agency providing commercial and personal insurance coverage. From July 2000 to November 2016, Mr. Plafker served as President and Chief Executive Officer of Member Brokerage Service LLC, a credit union service organization owned by Melrose Credit Union, and also served as director of business services for the credit union. From January 1993 to July 2000, he served as a member of the credit union’s board of directors and supervisory committee. Mr. Plafker has more than 35 years of executive and management experience in the insurance and credit union industries. He is a New York State licensed insurance agent and broker. Mr. Plafker has earned certification as a Certified Professional Insurance Agent from the AIMS Society and earned the CIC designation from the Society of Certified Insurance Counselors. He has also earned the CUBLP (Credit Union Business Lending Professional) designation from the CUNA Business Lending Certification Institute. In addition, he is a past President and currently serves on the Board of Directors of the Professional Insurance Agents Association of New York State, and currently serves as Treasurer and as a member of the Board of Directors for the New York Independent Livery Drivers Benefit Fund, a New York State benefit fund providing injury benefits for livery drivers, to comply with the Workers’ Compensation Board regulations. Mr. Plafker received a Bachelor’s degree in business administration from Adelphi University. Mr. Plafker’s experience in the insurance industry and knowledge of financial matters led to the conclusion that he should serve on our board.

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 Martin Novick is a real estate investor and was appointed to the Board in September 2016. He served as a vice president of Audiovox Electronic Corp., an international distributor and value-added service provider in the accessory, mobile and consumer electronics industries, from 1969 to 2008. He previously served on the board of directors of Audiovox Electronic Corp., Nu Horizons Electronics Corp., a distributor of electronic components which was acquired by Arrow Electronics, Inc. (NYSE: ARW) in January 2011 and Arielle Electronics, a company that sold bluetooth and wireless products. Mr. Novick holds a Bachelor’s Degree in Marketing from New York University. Mr. Novick’s significant experience in the electronics industry and as a director of a public company led to the conclusion that he should serve on our board.

Class A Directors — Current Term Expires at the 2019 Annual Meeting

Ira Levy has served as our President, Chief Executive Officer and director since our inception in November 1981, and as our Chief Financial Officer since March 2010. From 1976 to 1981, Mr. Levy was employed by Capar Components Corp., an importer and supplier of capacitor and resistor products. Mr. Levy has served on the board of trustees of the Bellmore Jewish Center since 2002 and served as its president from 2006 to 2008. From 2000 to 2004, he served as a member of the board of trustees of METNY, the governing body of the Conservative movement of Judaism for New York, New Jersey, and Connecticut. Mr. Levy studied Business Management at Hofstra University. Mr. Levy’s experience in, and knowledge of, the electronics components business led to the conclusion that he should serve on our board.

Steven J. Lubman has served as our Vice President, Secretary and a director since our inception in November 1981. In June 1988, Mr. Lubman founded Challenge Electronics, a division of the Company. From 1980 through 1981, he served as the sales manager for NIC Components Corp., a division of Nu Horizons Electronics Corp., a distributor of electronic components which was acquired by Arrow Electronics, Inc. (NYSE: ARW) in January 2011. From 1976 through 1980, Mr. Lubman served as both an inside and then outside salesperson for Capar Components Corp., a division of Diplomat Electronics Inc., a broad line distributor of electronic components including integrated circuits, diodes, transistors, and capacitor products. Mr. Lubman’s more than 35 years of experience in, and knowledge of the electronics components business, led to the conclusion that he should serve on our board.

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Transactions with Related Persons, Promoters and Certain Control Persons

The following is a description of transactions with our executive officers, directors or 5% stockholders during the past two years. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. All future related party transactions will be approved by our audit committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel.

Surge and Challenge/Surge Inc. each lease their current executive offices from Great American Realty of Jefryn Blvd., LLC, an entity owned equally by Ira Levy, our Chief Executive Officer, President and Secretary, Steven Lubman, our Vice President, Secretary and Treasurer and one other individual who is not an executive officer or director of the Company. Our lease is through September 2020 and our annual minimum rent payments were approximately $256,721 and $253,412 for fiscal 2017 and 2016, respectively.

Procedures for Review and Approval of Transactions with Related Persons

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and holders of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended November 30, 2017.

Required Vote

Each nominee shall be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting, meaning that the three candidates receiving the highest number of FOR votes will be elected. Unless marked to the contrary, Conforming Proxies on a Proxy Card will be voted FOR each of the nominees. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 1.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF LAWRENCE CHARITON, PETER LEVY AND GARY JACOBS AS A CLASS C DIRECTOR.

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PROPOSAL NO. 2

REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE PURSUANT TO A PLAN OF CONVERSION

Introduction

On December 22, 2016, the Company and the members (the “Insiders”) of the Board entered into a settlement agreement, as amended on August 16, 2018 (the “Settlement Agreement”) with Michael D. Tofias and Bradley P. Rexroad. Prior to that date, in connection with the Company’s 2016 annual meeting of stockholders, Mr. Tofias and Mr. Rexroad submitted certain proposals pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including proposals (i) to change the Company’s state of incorporation from the State of Nevada to the State of Delaware, (ii) to take steps to eliminate the classification of the Board to require directors to be elected on an annual basis and (iii) to nominate two directors to the Board.

The Settlement Agreement, provides, among other things, that:

●	the Company will commence an issuer tender offer to all of its stockholders to repurchase at least five million shares of Common Stock at a price of $1.43 per share (the “Tender Offer”), which Tender Offer will be completed by March 15, 2017;

●	until the day after the announcement of the completion of the Tender Offer, the Board will be composed of no more than seven individuals;

●	Mr. Tofias and Mr. Rexroad will tender all of the shares of Common Stock that they hold beneficially or of record in the Tender Offer, subject to limited exceptions;

●	the Company’s officers and directors will not participate in the Tender Offer and will not transfer or sell any of their shares until six months after the Tender Offer is completed;

●	subject to certain conditions, if the Tender Offer is not completed by March 15, 2017, the Company will (i) appoint Mr. Tofias and Mr. Rexroad to the Board as Class A directors with terms expiring at the Company’s annual meeting of stockholders for fiscal year 2018 and (ii) reduce the size of the Board to six directors, including Mr. Tofias and Mr. Rexroad;

●	Mr. Tofias and Mr. Rexroad will withdraw with prejudice their lawsuit against the Company and the Insiders pending in the State of Nevada; and

Pursuant to the above requirements, on February 3, 2017, the Company commenced the Tender Offer, and the Company repurchased five million shares of Common Stock at a price of $1.43 per share on March 3, 2017. Until the day after the announcement of the completion of the Tender Offer, the Board was composed of no more than seven individuals. The Company’s officers and directors did not participate in the Tender Offer and did not transfer or sell any of their shares until six months after the Tender Offer was completed. Mr. Tofias and Mr. Rexroad tendered the shares of Common Stock that they held in the Tender Offer. In addition, Mr. Tofias and Mr. Rexroad withdrew with prejudice the lawsuit against the Company and the Insiders pending in the State of Nevada. The Company convened at a shareholders meeting on January 5, 2017 and Mr. Tofias and Mr. Rexroad withdrew their director nominations for the Board and stockholder proposals for that meeting.

In addition to the above actions, pursuant to the Settlement Agreement, the Company also agreed to (i) undertake to change the Company’s state of incorporation from the State of Nevada to the State of Delaware subject to certain limitations and (ii) take steps to eliminate the classification of the Board to require directors to be elected on an annual basis.

Pursuant to the terms of the Settlement Agreement, in the event that the Company’s stockholders representing more than 40,000 shares of Common Stock seek to exercise dissenter’s rights pursuant to Chapter 92A, Section 380 of the Nevada Revised Statutes in connection with the reincorporation proposal (the “First Reincorporation Proposal”), the Board may, in accordance with its fiduciary duties, withdraw such First Reincorporation Proposal before the meeting. If this should occur before the Meeting, then the Company shall take all steps necessary to hold another meeting of the stockholders no later than February 1, 2019 for the purpose of re-submitting to the stockholders a proposal to approve the reincorporation. If at such meeting in 2019, stockholders representing more than 60,000 shares of Common Stock seek to exercise Dissenter’s Rights in connection with such second reincorporation proposal, the Board may, in accordance with its fiduciary duties, withdraw such second reincorporation proposal prior to its submission to stockholders for a vote at the 2019 meeting. If such withdrawal occurs, the Board shall take all steps necessary to hold a stockholder meeting no later than February 1, 2020 for the purpose of re-submitting to the stockholders a third and final proposal to approve the reincorporation. In accordance with the Settlement Agreement, Mr. Tofias, Mr. Rexroad and Insiders shall not seek to exercise dissenter’s rights in connection with such reincorporation proposals and shall appear in person or by proxy at the applicable stockholder meeting and be present for quorum purposes, and vote, or cause to be voted, all of their shares of Common Stock in favor of the reincorporation proposal.

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Furthermore, the Settlement Agreement provides  that in the event that the Company withdraws its First Reincorporation Proposal due to the exercise of dissenter’s rights by the Company’s stockholders as described above:

●	the Board will appoint Mr. Peter Levy as lead independent director of the Board for no less than a three-year term, and take all steps necessary and within its power to encourage stockholders to vote for his re-election to the board at any stockholder meeting at which he stands for election in 2018, 2019 and 2020; and the Insiders shall vote in favor of Mr. Levy’s re-election to the Board at any stockholder meeting at which he stands for election in 2018, 2019 and 2020;

●	the Company will not make any stock or option grants or grant any other non-cash compensation to its current officers and directors until the Company’s reincorporation is effectuated;

●	The Board shall promptly amend the Company’s Amended and Restated Bylaws to implement a customary majority voting standard in uncontested director elections;

●	The Board shall promptly form a committee comprised of Mr. Peter Levy and Mr. Jacobs to (i) annually review the size of the Board and the compensation of the Company’s executive officers and members of the Board, and (ii) make recommendations concerning the results of such review to the Board;

●	The Board shall promptly take all steps necessary and within its power to provide that the Company’s directors and officers owe the Company’s stockholders the same duties that such directors and officers would owe if the Company were incorporated in Delaware;

●	The Board shall promptly amend the Company’s Amended and Restated Bylaws to provide stockholders the ability to inspect the Company’s books and records in accordance with and to the fullest extent permitted under Section 220 of the Delaware General Corporation Law, as if the Company was a corporation incorporated in Delaware;

●	The Board shall promptly take all steps necessary and within its power to eliminate any anti-takeover protections contained in the Company’s Articles of Incorporate or Amended and Restated Bylaws that are prohibited under Delaware Law;

●	The Board shall promptly take all steps necessary and within its power to provide the procedural protections described in Kahn v. M&F Worldwide, 88 A.3d 635 (Del. 2014), and its progeny for the Company’s minority stockholders;

Pursuant to the Settlement Agreement, Mr. Tofias and Mr. Rexroad will be subject to customary standstill provisions until the termination of the Settlement Agreement. In addition, pursuant to the Settlement Agreement, the Company also agreed to reimburse the expenses of Mr. Tofias and Mr. Rexroad associated with their investment in the Company, including their proxy solicitation and litigation costs, in an amount not to exceed $300,000.

The proposal for reincorporation of the Company from the State of Nevada to the State of Delaware shall be voted on by the Company’s stockholders at the Annual Meeting to be held on October 4, 2018. In the event that the Company’s stockholders representing more than 40,000 shares of Common Stock seek to exercise dissenter’s rights pursuant to Chapter 92A, Section 380 of the Nevada Revised Statutes in connection with the First Reincorporation, the Board may, in accordance with its fiduciary duties, withdraw such First Reincorporation Proposal and implement the governance actions described above. The Company determined that if the Company becomes obligated to purchase an excess of 40,000 shares as a result of stockholders exercising their dissenter’s rights, the Company will lose a portion of its loss carryforward. This could negatively impact the Company’s financial results.

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Pursuant to the Settlement Agreement, on August [ ], 2018, the Board approved the reincorporation proposal and recommended that the Company’s stockholders vote in favor of the proposal to change the state of our incorporation from the State of Nevada to the State of Delaware, pursuant to a plan of conversion (the “Plan of Conversion”). In accordance with Nevada law and Delaware law, the Plan of Conversion includes the preparation and filing of a certificate of conversion and the certificate of incorporation to be filed with the State of Delaware that will govern the resulting Delaware corporation (the “Delaware Certificate of Conversion” and the “Delaware Certificate of Incorporation,” respectively). Accordingly, approval of the proposal to reincorporate the Company from the State of Nevada to the State of Delaware pursuant to the Plan of Conversion (the “Reincorporation Proposal”) will also constitute approval of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, and an authorization pursuant to the Delaware Certificate of Incorporation for the Board to adopt bylaws (the “Delaware Bylaws”) to conform to the requirements of the Delaware General Corporation Law (the “DGCL”).

The principal effects of the reincorporation, if approved by our stockholders and effected, will be that:

•	The affairs of the Company will cease to be governed by Nevada law, including the Nevada Revised Statutes (“NRS”), and will become subject to Delaware law, including the DGCL.

•	The resulting Delaware corporation (referred to in this section as “Surge-Delaware”) will be the same entity as the Company as currently incorporated in Nevada (referred to in this section as “Surge-Nevada”) and will continue with all of the rights, privileges and powers of Surge-Nevada, will possess all of the properties of Surge-Nevada, will continue with all of the debts, liabilities and obligations of Surge-Nevada, and will continue with the same officers and directors of Surge-Nevada immediately prior to the reincorporation, as more fully described below.

•	If and when the reincorporation becomes effective, all of the issued and outstanding shares of Common Stock and preferred stock, par value $0.001 per share (the “Preferred Stock”), of Surge-Nevada will be automatically converted into issued and outstanding shares of common stock and preferred stock of Surge-Delaware, without any action on the part of our stockholders. The common stock of Surge-Delaware will continue to be quoted on the OTC Pink Market under the same symbol “SPRS.” We will continue to file periodic reports and other documents with the U.S. Securities and Exchange Commission (the “SEC”). The reincorporation will not change the respective positions of the Company or stockholders under federal securities laws. Shares of our Common Stock and Preferred Stock that are freely tradable prior to the reincorporation will continue to be freely tradable after the reincorporation, and shares of our Common Stock and Preferred Stock that are subject to restrictions prior to the reincorporation will continue to be subject to the same restrictions after the reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the Surge-Delaware common stock and preferred stock on the date they acquired their shares of Surge-Nevada Common Stock and Preferred Stock. The Surge-Delaware preferred stock will continue to have substantially the same rights and preferences as the rights and preferences of the Surge-Nevada Preferred Stock prior to the date that the reincorporation becomes effective.

•	Upon effectiveness of the reincorporation, all of our employee benefit and incentive plans will become Surge-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Surge-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by Surge-Delaware upon the terms and subject to the conditions in effect at the time of the reincorporation.

•	Upon effectiveness of the reincorporation, all outstanding warrants to purchase shares of our Common Stock will automatically be converted into a warrant to purchase or receive the same number of shares of Surge-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the reincorporation.

In addition, upon effectiveness of the reincorporation, the number of shares that we are authorized to issue will be reduced. Under the current articles of incorporation of Surge-Nevada (the “Nevada Articles of Incorporation”), Surge-Nevada is authorized to issue up to 75,000,000 shares of Common Stock and up to 5,000,000 shares of Preferred Stock. Under our proposed Delaware Certificate of Incorporation, Surge-Delaware will be authorized to issue up to 50,000,000 shares of common stock and up to 5,000,000 shares of preferred stock. This reduction in the number of authorized shares should reduce the amount of Surge-Delaware’s annual franchise tax in the State of Delaware, which is based in part on the total number of authorized shares, while still maintaining a sufficient number of authorized shares to permit Surge-Delaware to act appropriately with respect to future financings, incentive compensation, and other corporate purposes in accordance with the Company’s plan of operation.

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Plan of Conversion

To accomplish the reincorporation, the Board has adopted the Plan of Conversion, substantially in the form attached to this Proxy Statement as Appendix A. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the DGCL. As required by Nevada law and Delaware law, the Plan of Conversion includes the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Assuming that holders of a majority of our outstanding shares of Common Stock vote in favor of the Reincorporation Proposal, we will cause the reincorporation to be effected at such time as we determine by filing with (1) the Secretary of State of the State of Nevada articles of conversion, substantially in the form attached hereto as Appendix B (the “Nevada Articles of Conversion”), and (2) the Secretary of State of the State of Delaware (i) the Certificate of Conversion, substantially in the form attached hereto as Appendix C and (ii) the Delaware Certificate of Incorporation, which will govern Surge-Delaware, substantially in the form attached hereto as Appendix D. In addition, assuming that our stockholders approve the Reincorporation Proposal and the Board effects the reincorporation, the Board will adopt the Delaware Bylaws for Surge-Delaware, substantially in the form attached hereto as Appendix E. Approval of the Reincorporation Proposal by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, and the Delaware Certificate of Incorporation. Stockholder approval is not required to approve the Delaware Bylaws, but the Delaware Bylaws are attached hereto for purposes of disclosing the effect of a reincorporation on the Company’s bylaws. The Delaware Bylaws will only be adopted by the Board upon stockholder approval and implementation of the reincorporation. The Delaware Bylaws have been drafted to be substantially similar to the Nevada Bylaws, other than as described in the section set forth below entitled “Comparison of Stockholder Rights Before and After the Reincorporation”.

If the reincorporation is approved by our stockholders, the reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of the Nevada Articles of Conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, or at such later date and time specified therein, which date will not be more than 90 days after the date on which we file the Nevada Articles of Conversion with the Nevada Secretary of State. We expect that the reincorporation will become effective prior to November 30, 2018.

Reasons for Reincorporation

As discussed above, on December 22, 2016, as amended on August 16, 2018 we entered into a Settlement Agreement with Mr. Tofias and Mr. Rexroad, pursuant to which the Board has agreed to recommend that our stockholders vote in favor of the Reincorporation Proposal. This meeting is being called in order to fulfill our obligations under the Settlement Agreement.

The Board is not proposing the reincorporation to prevent a change in control of the Company, nor is it aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board.

Effects of Reincorporation

Aside from being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and Delaware law, for all other purposes, Surge-Delaware will be the same entity as Surge-Nevada immediately prior to the reincorporation. By virtue of the reincorporation, all of the rights, privileges and powers of Surge-Nevada, all property owned by Surge-Nevada, all debts due to Surge-Nevada, and all other causes of action belonging to Surge-Nevada immediately prior to the reincorporation will remain vested in Surge-Delaware following the reincorporation. In addition, by virtue of the reincorporation, all debts, liabilities and duties of Surge-Nevada immediately prior to the reincorporation will remain attached to Surge-Delaware following the reincorporation. The reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.

Effect of the Reincorporation on Stock Certificates

The reincorporation will not have any effect on the transferability of outstanding stock certificates representing Surge-Nevada Common Stock or Preferred Stock. The reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send us your stock certificates. Following the reincorporation, stock certificates previously representing Surge-Nevada Common Stock may be delivered in effecting sales (through a broker or otherwise) of shares of Surge-Delaware common stock. Following the effective time of the reincorporation, any stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, automatically will be exchanged for stock certificates of Surge-Delaware. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Surge-Delaware, and if you do so, it will be at your own expense.

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Securities Act Consequences

After the reincorporation, the Company will continue to be a public reporting company and the shares of Surge-Delaware common stock will continue to be quoted, without interruption, on the OTC Pink Marketplace under the symbol “SPRS”. The shares of Surge-Delaware common stock to be issued upon conversion of shares of our Common Stock in the reincorporation are not being registered under the Securities Act. We are relying on Rule 145(a)(2) (“Rule 145”) under the Securities Act, which provides that a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. After the reincorporation, Surge-Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

Holders of shares of our Common Stock that are freely tradable before the reincorporation will continue to have freely tradable shares of Surge-Delaware common stock. Stockholders holding restricted shares of our Common Stock will have shares of Surge-Delaware common stock that are subject to the same restrictions on transfer as those to which their shares of our Common Stock are subject at the time of the reincorporation, and their stock certificates, if surrendered for replacement certificates representing shares of Surge-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Surge-Delaware common stock on the date they acquired their shares of Surge-Nevada Common Stock.

Directors and Officers

The Plan of Conversion provides that the Board of Surge-Delaware from and after the reincorporation will consist of the directors of Surge-Nevada immediately prior to the reincorporation. The Plan of Conversion further provides that the officers of Surge-Delaware from and after the reincorporation will be the officers of Surge-Nevada immediately prior to the reincorporation. At this Special Meeting, our stockholders are also being asked to vote on a proposal to declassify the Board. If such proposal is approved by our stockholders at this Special Meeting, then the Delaware Certificate of Incorporation will provide for a declassified Board in accordance with that proposal. If such proposal is not approved by our stockholders at this Special Meeting, then the Delaware Certificate of Incorporation will continue to provide that our Company shall have a classified Board.

Treatment of Stock Options, Warrants and Other Equity Awards

Under the terms of the Plan of Conversion, upon consummation of the reincorporation, each outstanding option or warrant to purchase a share of Surge-Nevada Common Stock, and other equity awards relating to Surge-Nevada Common Stock, will be deemed to constitute an option or warrant to purchase one share of common stock or equity award, as applicable, of Surge-Delaware at an exercise price per full share equal to the stated exercise price or other terms or provisions of the option, warrant or equity award.

Under the Plan of Conversion, Surge-Delaware will assume Surge-Nevada’s equity plans, including the Surge Components, Inc. 2010 Incentive Stock Plan and the Surge Components, Inc. 2015 Equity Incentive Plan (collectively, the “Plans”), which following the reincorporation will be used by Surge-Delaware to make awards to directors, officers and employees of Surge-Delaware and others as permitted in the Plans.

Treatment of Outstanding Agreements

Our Rights Agreement with Continental Stock Transfer & Trust Company, dated as of October 7, 2016, employment agreements and other employee benefit arrangements also will be continued by Surge-Delaware upon the terms and subject to the conditions in effect at the time of the reincorporation.

We believe that the reincorporation will not affect any of our material contracts with any third parties, including the Settlement Agreement, and that our rights and obligations under such material contractual arrangements will continue as Surge-Delaware rights and obligations after the reincorporation.

Effect on Number of Authorized Shares

Upon effectiveness of the reincorporation, the number of shares that we are authorized to issue will remain the same. Under the Nevada Articles of Incorporation, Surge-Nevada is authorized to issue up to 80,000,000 shares of Common Stock and up to 5,000,000 shares of Preferred Stock. Under our proposed Delaware Certificate of Incorporation, Surge-Delaware will be authorized to issue up to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock.

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Certificate of Incorporation and Bylaws; Certificates of Designation

The Plan of Conversion provides that the Delaware Certificate of Incorporation will be the certificate of incorporation of Surge-Delaware after the reincorporation, and the Delaware Bylaws will be the bylaws of Surge-Delaware after the reincorporation, in each case, unless and until later amended in accordance with Delaware law.

The designations and number of shares, relative rights, preferences, and limitations of each of class of our preferred stock, par value $0.001 per share, provided in our Certificate of Designation of Non-Voting Redeemable Convertible Series C Preferred Stock and Certificate of Designation of Series D Preferred Stock, respectively, will be included in the Delaware Certificate of Incorporation.

Effect of Vote for Reincorporation

A vote in favor of the reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, and the Delaware Certificate of Incorporation. If stockholders approve the proposal to reincorporate the Company from the State of Nevada to the State of Delaware and the Board files the Nevada Articles of Conversion with the Nevada Secretary of State and the Delaware Certificate of Conversion and Delaware Certificate of Incorporation with the Delaware Secretary of State, and such filings become effective, the Company will become subject to Delaware law and the Board will adopt the Delaware Bylaws, substantially in the form attached hereto as Appendix E, to conform the Company’s bylaws to Delaware law.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the reincorporation, the reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Nevada and governed by the NRS, the Nevada Articles of Incorporation and our existing Amended and Restated Bylaws (the “Nevada Bylaws”).

Amendments, Termination, and Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board prior to effecting the reincorporation, provided that the Board determines that such amendment would be in the best interests of Surge-Nevada and our stockholders, and provided further that, if stockholder approval has been obtained, the amendment does not (1) alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan of Conversion in a manner that adversely affects our stockholders.

Subject to the terms of the Settlement Agreement, the reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the effective time of the reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of Surge-Nevada and our stockholders. The Board may consider the number of shares requesting dissenter’s rights in making this determination whether or not to terminate or abandon the reincorporation to Delaware.

Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the reincorporation. The discussion is based on the Internal Revenue Code (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our Common Stock pursuant to the exercise of stock options or otherwise as compensation, persons whose Common Stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the reincorporation (whether or not such transactions are in connection with the reincorporation). This summary only applies to persons who hold our Common Stock and will hold Surge-Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the reincorporation.

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For purposes of this summary, a “U.S. holder” is a beneficial owner of our Common Stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the reincorporation of the Company from Nevada to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the Company’s Common Stock will not recognize any gain or loss as a result of the consummation of the reincorporation, (2) the aggregate tax basis of shares of Surge-Delaware’s common stock received in the reincorporation will be equal to the aggregate tax basis of the shares of the Company’s Common Stock converted therefor, and (3) the holding period of the shares of Surge-Delaware’s common stock received in the reincorporation will include the holding period of the shares of Company Common Stock converted therefor.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Dissenters’ Rights

Record holders of our Common Stock who do not vote in favor of this Reincorporation Proposal and who properly demand payment for their shares will be entitled to dissenters’ rights in connection with the reincorporation under Sections 92A.300 – 92A.500 of the NRS. In determining whether to proceed with the reincorporation of the Company from the State of Nevada to the State of Delaware, the Board may consider the exercise, if any, of dissenters’ rights pursuant to the NRS and the payments related thereto.

Pursuant to the terms of the Settlement Agreement, in the event that the Company’s stockholders representing more than 40,000 shares of Common Stock seek to exercise dissenter’s rights pursuant to Chapter 92A, Section 380 of the Nevada Revised Statutes in connection with the reincorporation proposal (the “First Reincorporation Proposal”), the Board may, in accordance with its fiduciary duties, withdraw such First Reincorporation Proposal before the meeting. If this should occur before the Meeting, then the Company shall take all steps necessary to hold another meeting of the stockholders no later than February 1, 2019 for the purpose of re-submitting to the stockholders a proposal to approve the reincorporation. If at such meeting in 2019, stockholders representing more than 60,000 shares of Common Stock seek to exercise Dissenter’s Rights in connection with such second reincorporation proposal, the Board may, in accordance with its fiduciary duties, withdraw such second reincorporation proposal prior to its submission to stockholders for a vote at the 2019 meeting. If such withdrawal occurs, the Board shall take all steps necessary to hold a stockholder meeting no later than February 1, 2020 for the purpose of re-submitting to the stockholders a third and final proposal to approve the reincorporation. In accordance with the Settlement Agreement, Mr. Tofias, Mr. Rexroad and Insiders shall not seek to exercise dissenter’s rights in connection with such reincorporation proposals and shall appear in person or by proxy at the applicable stockholder meeting and be present for quorum purposes, and vote, or cause to be voted, all of their shares of Common Stock in favor of the reincorporation proposal.

The procedures with which our stockholders must comply in order to exercise dissenters’ rights are discussed and summarized below. The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300 – 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 – 92A.500, which is attached to this proxy statement as Appendix F. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under NRS Sections 92A.300 – 92A.500.

All references in NRS Sections 92A.300 – 92A.500 and in this summary to a “stockholder” or “holders of shares of our Common Stock” are to the record holder or holders of the shares of our Common Stock entitled to vote as to which dissenters’ rights are asserted. A person having a beneficial interest in shares of our Common Stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his or her own dissenters’ right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

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To assert dissenters’ rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

●	Before the vote on the adoption of the reincorporation occurs at the Meeting, each stockholder who wishes to assert dissenters’ rights must give written notice to the Company of the stockholder’s intent to demand payment for the stockholder’s shares if the reincorporation takes place and shall not vote or cause or permit to be voted such shares in favor of the reincorporation. Neither voting against, abstaining from voting, or failing to vote on the adoption of the reincorporation will constitute notice of intent to demand payment or demand for payment of fair value within the meaning of NRS Section 92A.420.

●	A dissenting stockholder may NOT vote for approval of the reincorporation.

Abstaining from voting or voting against the reincorporation will NOT constitute a waiver of a stockholder’s rights. After the vote is taken at the Special Meeting, if the reincorporation is approved and the Board proceeds with the reincorporation, no later than 10 days after the reincorporation takes place, a written dissenters’ notice and form, accompanied by a copy of NRS Sections 92A.300 – 92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the reincorporation. The dissenters’ notice will state the results of the vote on the reincorporation, where the payment demand must be sent, and where and when share certificates, if any, must be deposited. It will set a date, not fewer than 30 nor more than 60 days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder or else the dissenting stockholder shall be deemed to have waived the right to demand payment. The notice will include a form for demanding payment that will require the stockholder asserting dissenters’ rights to certify whether or not the stockholder acquired beneficial ownership of the shares before [_______], 2018, the date of the Company’s first public disclosure pertaining to the reincorporation, and that the stockholder did not vote in favor of the transaction. Please note that shares acquired after [______], 2018, referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must (1) demand payment; (2) certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and (3) deposit the stockholder’s certificates, if any, in accordance with the terms of the notice. If a stockholder fails to make the certification, we may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to NRS 92A.440. A stockholder who makes the certification and deposits certificates may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by notifying us in writing by the date set forth in the dissenter’s notice from us. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without our written consent. A stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the notice from us, will not be entitled to payment for his or her shares.

Dissenters’ rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record. A record stockholder may assert dissenters’ rights as to fewer than every share registered in his or her name only if he or she objects for all shares beneficially owned by any one person and notifies us in writing of the name and address of each person on whose behalf he or she asserts dissenters’ rights. A beneficial stockholder may assert dissenters’ rights as to shares held on his or her behalf only if he or she submits to us the stockholder of record’s written consent before or at the time he or she asserts dissenters’ rights and he or she does so for all shares that he or she beneficially owns or over which he or she has the power to direct the vote.

Within 30 days after receipt of a payment demand, we will pay in cash to each stockholder who complied with the terms of the dissenters’ notice the amount we estimate to be the fair value of the shares, plus accrued interest, except that we may withhold payment from a dissenter as to after-acquired shares to be subsequently offered to the dissenter in accordance with NRS 92A.470. The payment will be accompanied by our balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholder’s equity, or, where such financial statements are not reasonably available, then reasonably equivalent financial information and the latest available quarterly financial statements; a statement of our estimate of the fair value of the shares; an explanation of how the interest was calculated; and a statement of the dissenter’s right to demand payment under NRS 92A.480. If a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify us in writing of his or her own estimate of the fair value of the shares and interest due within 30 days after receiving the payment. If this kind of claim is made by a stockholder, and it cannot be settled, we are required to petition the district court to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand.

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The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against us, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept our payment or offered payment was arbitrary, vexatious or not in good faith. These expenses may include the fees and expenses of counsel and experts employed by the parties.

All written notices of intent to demand payment of fair value should be sent or delivered to Surge Components, Inc., 95 East Jefryn Blvd., Deer Park, New York 11729, Attention: Corporate Secretary.

Accounting Treatment

We expect that the reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the reincorporation.

Regulatory Approvals

The reincorporation will not be consummated unless and until stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion with the Secretary of State of the State of Nevada and the filing of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware.

Blank Check Preferred Stock

The Nevada Articles of Incorporation and the Delaware Certificate of Incorporation both authorize the Board to issue shares of preferred stock in series with such preferences as designated at the time of issuance. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to the Company and our stockholders. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the reincorporation is approved, except as required by law or regulation. Should the Board determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board deems to be in the best interests of the Company and our stockholders.

The voting rights and other rights to be accorded to any unissued series of preferred stock of the Company remain to be fixed by the Board. If the Board so authorizes, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of preferred stock also could be convertible into a large number of shares of our Common Stock under certain circumstances or have other terms that might make acquisition of a controlling interest in the Company more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Company. In addition, a new series of stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of the Company.

Comparison of Stockholder Rights Before and After the Reincorporation

As a result of differences between the NRS and the DGCL, as well as differences between the Nevada Articles of Incorporation and the Nevada Bylaws, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand, the reincorporation will effect changes in the rights of our stockholders. Summarized below are the material differences between the NRS and the DGCL, the Nevada Articles of Incorporation and the Delaware Certificate of Incorporation, and the Nevada Bylaws and the Delaware Bylaws. The summary below does not purport to be a complete statement of the respective rights of our stockholders before and after the reincorporation, and is qualified in its entirety by reference to the NRS and the DGCL, to the Nevada Articles of Incorporation and Nevada Bylaws, and to the Delaware Certificate of Incorporation and the Delaware Bylaws.

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NRS, Nevada Articles of Incorporation and Nevada Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws

BOARD OF DIRECTORS; ELECTIONS; VOTING; PROCEDURAL MATTERS

Board of Directors

Under the NRS, a corporation may provide in its articles of incorporation or bylaws for the classification of its board of directors provided that at least one-fourth of the total number of directors is elected annually.	Under the DGCL, a corporation may provide in its certificate of incorporation or bylaws for the classification of its board of directors into as many as three classes with staggered terms of office.

The Nevada Articles of Incorporation provides for the Company to have a staggered board of directors which shall be divided into three classes, with the term of office of each class to expire after three years and with the directors of each class to be elected by the stockholders at the third annual meeting of stockholders following the annual meeting at which such class of directors was elected.

The Delaware Certificate of Incorporation contains substantially the same provision as the Nevada Articles of Incorporation regarding the classification of directors.

The Company has agreed to submit a proposal to the stockholders to eliminate the Company’s staggered board of directors and have each director (after the current term of office for such director expires) serve on the board of directors of the Company (the “Board of Directors”) for a term of one year.

Removal of Directors

Under the NRS, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The NRS does not distinguish between removal of directors with or without cause. The NRS does not provide for the removal of a director by the board of directors.	Under the DGCL, unless otherwise provided in the certificate of incorporation, directors of a corporation with a classified board may be removed by the holders of a majority of the shares then entitled to vote only for cause. The DGCL does not provide for the removal of a director by the board of directors.

Neither the Nevada Articles of Incorporation nor the Nevada Bylaws provide for the removal of a director.	The Delaware Certificate of Incorporation does not contain any specific provisions that depart from the provisions of the DGCL.

Vacancies on the Board of Directors

Under the NRS, unless otherwise provided in the articles of incorporation, any vacancy, including one caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum.	Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy, including one caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum. The DGCL further provides that if, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of outstanding voting stock having the right to vote, order an election to be held to fill any vacancy pursuant to a stockholder meeting.

The Nevada Articles of Incorporation does not contain any specific provisions that depart from the provisions of the NRS.	The Delaware Bylaws provides that any vacancy, including one caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum or by a sole remaining director.

Special Meetings of Stockholders

The NRS provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.	Under the DGCL, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

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The Nevada Bylaws provide that except as otherwise provided by law or the Nevada Articles of Incorporation, special meetings of the stockholders may be called only by (1) the Chairman, (2) the President; or (3) any officer at the request in writing from a majority of the Board of Directors.	The Delaware Bylaws contains substantially the same provision as the Nevada Bylaws regarding the calling of special meetings.

Stockholder Voting Provisions

Under the NRS, unless otherwise provided by the articles of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action; (3) directors are generally elected by a plurality of the votes cast at an annual meeting of stockholders; (4) where a separate vote by a class or series is permitted or required, a majority of the voting power of the class or series that is present or represented by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum; and (5) where a separate vote by a class or series is permitted or required, generally an act by the stockholders of each such class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.	The comparable provision of the DGCL provides that unless otherwise provided by the certificate of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter other than the election of directors is approved upon the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote; (3) directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in an election of directors; and (4) where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present or represented by proxy generally constitutes a quorum, except that under the DGCL, in no event may a quorum consist of less than one-third of the shares entitled to vote at a meeting, and where a separate vote by a class or series is required, a quorum may consist of no less than one-third of the shares of such class or series.

The Nevada Bylaws provide that the holders of a majority of the outstanding shares of capital stock entitled to vote at the meeting, present in person or represented by a proxy, constitute a quorum. The Nevada Bylaws further provide that the action by the stockholders on a matter other than the election of directors is approved by the affirmative vote of the stockholders present in person or represented by proxy holding shares representing at least a majority of the votes so present or represented and entitled to be cast thereon, and that directors are to be elected by a plurality of the votes cast at an annual meeting of stockholders.

The Company’s Certificate of Designation of Non-Voting Redeemable Convertible Series C Preferred Stock provides that with respect to (i) any matter that would have the effect of altering such certificate or the rights or powers of the Non-Voting Redeemable Convertible Series C Preferred Stock of the Company (the “Series C Preferred Stock”), or (ii) the issuance of any preferred stock senior to the Series C Preferred Stock, the consent of the holders of two-thirds of the outstanding shares of the Series C Preferred Stock is required. To the extent that such holders of the Series C Preferred Stock are required to vote on any other matter, the affirmative vote of no less than a majority of the Series C Preferred Stock shall be required to approve such action. Except as set forth above, holders of the Series C Preferred Stock do not have any voting rights.

In October 2016, each holder of common stock of the Company received a dividend of one right (a “Right”) from the Company entitling such holder to purchase one one-thousandth of a share of Series D Preferred Stock of the Company (the “Series D Preferred Stock”), with such Rights being exercisable on the earliest to occur (the “Distribution Date”) of (i) the 10th business day after a public announcement or filing that a person(s) has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Company’s outstanding shares of common stock (an “Acquiring Person”) or (ii) the 10th business day after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person. Neither of these events has occurred and therefor, the Rights are not currently exercisable.

The Delaware Bylaws contain substantially the same provisions as the Nevada Bylaws regarding stockholder voting provisions, except that the Delaware Bylaws provide that directors are to be elected by a majority of the votes cast at an annual meeting of stockholders, provided, however, that, in the case of a director nominee in any election of directors in which the number of nominees exceeds the number of directors to be elected to the Board of Directors (a “Contested Election”), the Board of Directors, in its sole discretion, may determine that directors shall be elected by a plurality of the votes cast in such Contested Election.

The Delaware Certificate of Incorporation contains substantially the same respective provisions as the certificates of designation for the Series C Preferred Stock and Series D Preferred Stock that were filed in the State of Nevada. If the Company’s reincorporation from the State of Nevada to the State of Delaware is approved, Rights holders would be able to exercise their Rights to purchase shares of Series D Preferred Stock.

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The Company’s Certificate of Designation of Series D Preferred Stock provides that each share of Series D Preferred Stock entitles the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company, and except as otherwise provided in such certificate, in any other certificate of designation creating a series of Company preferred stock or any similar stock, or by law, the holders of shares of Series D Preferred Stock and the holders of common stock of the Company and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of Company stockholders.

Advance Notice Procedures for Business to be Brought by a Stockholder at a Meeting

The NRS does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was sent out in connection with the previous year’s annual meeting of stockholders.	The DGCL does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was sent out in connection with the previous year’s annual meeting of stockholders

The Nevada Bylaws provide that in order for business to be properly brought before a meeting by a stockholder, a stockholder must provide written notice of such business to the Company’s secretary at the Company’s principal executive offices no later than the close of business on the 90th day and no earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; however, that in the event that the annual meeting of stockholders is called for a date that is not within 45 days before or after such anniversary date, to be timely, notice by such stockholder must be received no earlier than the opening of business on the 120th day before the meeting of stockholders and no later than the later of (x) the close of business on the 90th day before such meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company; and in the case of a special meeting for nominating directors, to be timely, a stockholder must provide notice to the Company’s secretary at the Company’s principal executive offices no later than the close of business on the 10th day following the day on which public announcement of the date of such special meeting is first made by the Company. In the event that there is a Contested Election and the Company has not made a public announcement naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board of Directors before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, notice by a stockholder will be considered timely (only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such meeting) if provided to the Company’s secretary at the Company’s principal executive offices no later than the close of business on the 10th day following the date on which such public announcement was first made by the Company. The Nevada Bylaws further provide that in addition to such requirements, a stockholder must comply with all applicable requirements of the federal securities laws regarding such notices.	The Delaware Bylaws provide that in order for business (other than nominations of directors) to be properly brought before a meeting by a stockholder(s), such stockholder(s) must be a stockholder(s) of record and own not less than sixty-six and two-thirds percent (66 2/3%) of the entire capital stock of the Company issued and outstanding and entitled to vote, and must provide written notice of such business to the Company’s secretary at the Company’s principal executive offices no later than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders (or within a reasonable time before the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year). The Delaware Bylaws further provide that in order for a stockholder to nominate a director at any meeting called for the election of directors, such stockholder must provide written notice to the Company’s secretary at the Company’s principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders (or within a reasonable time before the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting); or in the case of the nomination of a director for election at a special meeting, not less than sixty (60) days nor more than ninety (90) days prior to such special meeting. The Delaware Bylaws further provide that in addition to such requirements, a stockholder must comply with all applicable requirements of the federal securities laws regarding such notices.

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Stockholder Action by Written Consent

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the stockholders holding shares representing at least a majority of the votes entitled to vote thereon, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required.	The comparable provision of the DGCL provides that unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing, except that, in addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders that did not consent in writing.

The Nevada Bylaws do not allow for action of the stockholders by written consent without a meeting.	The Delaware Bylaws contain substantially the same provision as the Nevada Bylaws regarding stockholder action by written consent.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Unless otherwise provided in the articles of incorporation, the NRS requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, the NRS does not generally require a stockholder vote of the surviving corporation if: (1) the existing articles of incorporation are not amended; (2) each share of stock of the surviving corporation outstanding immediately before the merger is identical after the merger; (3) the number of voting shares outstanding immediately after the merger, plus the number of new voting shares issued as a result of the merger, will not exceed the total number of voting shares of the surviving corporation outstanding immediately before the merger by more than 20%; and (4) the number of participating shares outstanding shares immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the total number of participating shares outstanding immediately before the merger by more than 20%.

The comparable provision of the DGCL requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation, except that there is no distinction between voting shares and participating shares under the DGCL. The DGCL does not require a stockholder vote of the surviving corporation if (1) the existing certificate of incorporation is not amended; (2) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is identical after the merger; and (3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or if the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.
The Nevada Articles of Incorporation do not contain any specific provisions that depart from the provisions of the NRS.	The Delaware Certificate of Incorporation does not contain any specific provisions that depart from the provisions of the DGCL.

Stockholder Inspection Rights

Under the NRS, only a stockholder of record who owns at least 15% of the corporation’s issued and outstanding shares of stock, or has been authorized in writing by holders of at least 15% of such issued and outstanding shares, is entitled to inspect and make copies of the corporation’s financial records. This provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act.

Only a person who has been a stockholder of record for at least six months, or who owns at least 5% of the corporation’s outstanding shares or has been authorized in writing by holders of at least 5% of the outstanding shares, is entitled to inspect and make copies of the corporation’s stock ledger, articles of incorporation, and bylaws.

Under the DGCL, any stockholder of record has the right to inspect and copy for any proper purpose (defined as reasonably related to such person’s interest as a stockholder) the corporation’s stock ledger, list of its stockholders, and its other records.

The Nevada Bylaws provide that stockholders present during a meeting of stockholders may inspect the Company’s stock ledger during any such meeting.	Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.

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INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification

Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person is not liable under the NRS for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  With respect to actions by or in the right of the corporation, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person is not liable under the NRS for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.

Under the DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper.

A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The Nevada Articles of Incorporation provided that the Company will, to the fullest extent and in the manner permitted by Nevada law, indemnify each person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Company, or was serving at the request of the Company as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. The Nevada Bylaws do not make specific reference to other financial arrangements in connection with director and officer indemnification or insurance.

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the Company shall provide indemnification to the fullest extent provided by the DGCL.

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Advancement of Expenses

Under the NRS, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent of the corporation to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

The DGCL provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

The Nevada Articles of Incorporation and the Nevada Bylaws provide that the expenses of the Company’s current or former officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.	The Delaware Certificate of Incorporation contains substantially the same provision as the Nevada Articles of Incorporation regarding advancement of expenses.

Limitation on Personal Liability of Directors

Under the NRS, unless the articles of incorporation provide otherwise, neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud or knowing violation of law. The NRS does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.	The DGCL does not statutorily limit the personal liability of a director, but does permit a corporation to adopt provisions in its certificate of incorporation that limit or eliminate the liability of a director in substantially the same manner as the NRS, except that a corporation may not limit the liability of a director for actions involving a breach of the duty of loyalty or improper personal benefit.

The Nevada Articles of Incorporation provides that the liability of directors and officers shall be eliminated to the fullest extent permitted under the NRS.	The Delaware Certificate of Incorporation provides that no director shall be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such director, provided, that a director shall be liable to the extent permitted under the DGCL for (i) breach of duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in connection with paying any unlawful dividend, or an unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate of Incorporation further provides that if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended, and no amendment or repeal of this provision in the Delaware Certificate of Incorporation shall have any effect on the liability of any director with respect to any acts or omissions of such director occurring prior to such amendment.

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DIVIDENDS

Declaration and Payment of Dividends

Under the NRS, except as provided in its articles of incorporation, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

The Nevada Articles of Incorporation does not contain any specific provisions that depart from the provisions of the NRS. The Nevada Bylaws provide that the Board of Directors may declare dividends upon the capital stock of the Company at any regular or special meeting, and may pay such dividends in cash, property or shares of capital stock of the Company.

Under the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends only out of surplus (defined as the excess of a corporation’s net assets over the aggregate par value of such corporation’s issued stock), or if no surplus exists, out of net profits for the year in which the dividend is declared and/or the preceding year, and only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. A repurchase or redemption would impair the capital of a corporation if the funds used for such repurchase or redemption would exceed the amount of such corporation’s surplus.

The Company’s Certificate of Designation of Non-Voting Redeemable Convertible Series C Preferred Stock provides that the holders of the Series C Preferred Stock shall be paid dividends of $0.50 per share per annum, which shall be cumulative and accrue on each share from April 15, 2001 and shall be paid in chase when, as and if declared by the Board of Directors on June 30, and December 31 of each year, commencing on June 30, 2001. There are currently 10,000 shares of Series C Preferred Stock outstanding.

In October 2016, each holder of common stock of the Company received a dividend of one Right from the Company entitling such holder to purchase one one-thousandth of a share of Series D Preferred Stock, with such Rights being exercisable on the Distribution Date, which is the earliest to occur of (i) the 10th business day after a public announcement or filing that a person(s) has become an Acquiring Person (as defined above) or (ii) the 10th business day after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming such an Acquiring Person. Neither of these events has occurred and therefor, the Rights are not currently exercisable.

Upon the Distribution Date, Rights holders who exercise their Rights will receive one one-thousandth of a share of Series D Preferred Stock. The Company’s Certificate of Designation of Series D Preferred Stock provides that holders of shares of Series D Preferred Stock, in preference to the holders of the Company’s common stock, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors, quarterly cash dividends March 1st, June 1st, September 1st and December 1st of each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, equal to the greater of (i) $1.00 per share or (ii) an amount equal to 1,000 times the dividend declared per share of common stock of the Company.

The Delaware Certificate of Incorporation provides that holders of common stock of the Company shall be entitled to receive dividends out of funds legally available therefor and at such times and amounts as the Board of Directors may determine in its sole discretion. The Delaware Bylaws contain substantially the same provisions as the Nevada Bylaws regarding the payment of dividends.

The Delaware Certificate of Incorporation contains substantially the same respective provisions as the certificates of designation for the Series C Preferred Stock and Series D Preferred Stock that were filed in the State of Nevada. If the Company’s reincorporation from the State of Nevada to the State of Delaware is approved, Rights holders would be able to exercise their Rights to purchase shares of Series D Preferred Stock.

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ANTI-TAKEOVER STATUTES

Business Combination Statute

The NRS generally prohibits an interested stockholder from engaging in a business combination with a corporation that has at least 200 stockholders of record for two years after the person first became an interested stockholder unless the combination or the transaction is approved in advance by the board of directors before the person first became an interested stockholder, or the combination is approved by the board of directors and by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power of the resident domestic corporation not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder. This prohibition does not apply after the expiration of 4 years from when such person first became an interested stockholder.

An interested stockholder is (1) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (2) an affiliate or associate of the corporation that, at any time within the past two years, was an interested stockholder of the corporation. Because we currently have fewer than 200 stockholders of record, this provision of the NRS is not now applicable to us.

The DGCL provides for a similar three year prohibition on business combinations with interested stockholders, except the prohibition is limited to corporations with securities that are either listed on a national securities exchange or held of record by more than 2,000 stockholders. Delaware law generally defines an interested stockholder as the beneficial owner of 15% or more of a company’s stock, which is higher than the 10% threshold set by the NRS. Further, unlike the NRS, under the DGCL the moratorium will not apply if the business combination is approved by the holders of two-thirds of the company’s voting stock not owned by the interested stockholder. Because we currently have fewer than 2,000 stockholders of record and are not listed on a national securities exchange, this provision of the NRS is not now applicable to us.

A Nevada corporation may elect not to be governed by these provisions in its original articles of incorporation, or it may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote.	The comparable provision of the DGCL (Section 203 of the DGCL) is substantially the same as the described provision of the NRS regarding the ability of a company to elect not to be governed by the provisions of state law regarding business combinations.

The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.	The Delaware Certificate of Incorporation specifically provides that the Company elects not to be governed by Section 203 of the DGCL.

Control Share Acquisition Statute

The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest. Under the NRS, an “acquiring person” that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

Delaware does not have a control share acquisition statute. See “Business Combination Statute” above for a description of Section 203 of the DGCL regarding business combinations with interested stockholders.

The Rights Agreement is still in effect and the Certificate of Incorporation contains substantially the same provisions as the Certificate of Designation of Series D Preferred Stock that was filed in the State of Nevada. If the Company’s reincorporation from the State of Nevada to the State of Delaware is approved, Rights holders would be able to exercise their Rights to purchase shares of Series D Preferred Stock.

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The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

The Company entered into a Rights Agreement dated as of October 7, 2016 (the “Rights Agreement”) between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, to reduce the likelihood that the Company will experience an ownership change under Section 382 of the Internal Revenue Code of 1986, as amended, by (i) discouraging any person or group from becoming a shareholder of 4.99% or more of common stock and (ii) discouraging any existing 4.99% shareholder from acquiring any additional shares of the Company’s stock. In connection with the Rights Agreement, each stockholder of record received one Right for each of the Company’s issued and outstanding shares of common stock entitling such stockholder to purchase one one-thousandth of a share of Series D Preferred Stock. The Rights are not exercisable by Rights holders until the Distribution Date, which is the earliest to occur of (i) the 10th business day after a public announcement or filing that a person(s) has become an Acquiring Person (as defined above) or (ii) the 10th business day after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person. Neither of these events has occurred and therefor, the Rights are not currently exercisable.

In the event that, after a person(s) has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction, or 50% or more of the Company’s assets or earning power are sold, each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company having a market value at the time of that transaction equal to two times the original exercise price of the Series D Preferred Stock. In the event of any merger, consolidation or other transaction in which shares of common stock of the Company are converted or exchanged, each holder of a share of Series D Preferred Stock will be entitled to receive 1,000 times the amount received per one share of common stock of the Company. At any time after any person(s) becomes an Acquiring Person and prior to the acquisition of beneficial ownership by such Acquiring Person of 50% or more of the outstanding shares of common stock of the Company, the Board of Directors, at its option, may exchange each Right (other than Rights owned by such person or group of affiliated or associated persons which will have become void), in whole or in part, at an exchange ratio of two shares of common stock of the Company per outstanding Right. At any time before any person(s) becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

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Appraisal or Dissenters’ Rights

Under the NRS, stockholders have the right, in some circumstances (including, unless otherwise provided in the articles of incorporation or bylaws of a corporation, when a controlling interest has been acquired by an acquiring person (as defined above)), to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Unless otherwise provided in the articles of incorporation or board of director resolutions approving the plan of merger, conversion or exchange, stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things,

(i) listed on a national securities exchange; or

(ii) traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares; or

(iii) issued by an open end management investment company registered under the Investment Company Act of 1940, as amended,

unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.

Under the DGCL, stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either:

(i) listed on a national securities exchange;

(ii) included in the national market system by the National Association of Securities Dealers, Inc.; or

(iii) held by more than 2,000 stockholders of record,

unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

Only stockholders of record are entitled to dissenters’ rights.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.

Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

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AMENDMENTS TO CHARTER AND BYLAWS

Amendments to Charter

The NRS provides that, unless a larger proportion of voting power of the stockholders is provided in the articles of incorporation, an amendment to the articles of incorporation must be effected by the board of directors adopting a proposed amendment and then submitting such amendment to the stockholders at an annual or special meeting, which must be approved by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote. The NRS further provides, unless otherwise provided in the articles of incorporation, in addition to the affirmative vote otherwise required, the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would alter or change the power, preferences, or special rights of one or more series of any class so as to affect them adversely.	The DGCL provides that, subject to certain categories of amendments, an amendment to the articles of incorporation must be effected by the board of directors adopting a proposed amendment and then submitting such amendment to the stockholders at an annual or special meeting, which must be approved by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote. The DGCL further provides that the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would increase or decrease the number of authorized shares (unless such affirmative vote of such holders to amend such increase or decrease is not required by the certificate of incorporation), or par value of such shares, or alter or change the power, preferences, or special rights of one or more series or class so as to affect them adversely.

The Certificate of Designation of the Non-Voting Redeemable Convertible Series C Preferred Stock provides that so long as at least 15,200 shares of the Series C Preferred Stock remains outstanding, the consent of two-thirds of the holders of the then outstanding shares of Series C Preferred Stock, voting as one class, either expressed in writing or at a meeting called for that purpose, shall be necessary to repeal, amend or otherwise change such certificate of designation in a manner which would alter or change the powers, preferences, rights, privileges, restrictions and conditions of such preferred stock so as to adversely affect the Series C Preferred Stock. As there are only 10,000 shares of Series C Preferred Stock outstanding, this voting provision currently does not apply.

The Certificate of Designation of the Series D Preferred Stock provides that the Nevada Articles of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, voting together as a single class.

Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

The Delaware Certificate of Incorporation contains substantially the same respective provisions as the certificates of designation for the Series C Preferred Stock and Series D Preferred Stock that were filed in the State of Nevada.

Neither the Delaware Certificate of Incorporation nor Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.

Amendment of Bylaws

The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders.	The DGCL states that the power to adopt, amend or repeal a company’s bylaws shall be vested in the stockholders entitled to vote, provided that a company’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

The Nevada Bylaws provide that both a majority of the Board of Directors and a majority of the stockholders entitled to vote may adopt, amend or appeal any provisions of the Nevada Bylaws.	The Delaware Certificate of Incorporation expressly provides that the Board of Directors has the power to adopt, amend or repeal the Bylaws or any provision in the Bylaws. The Delaware Bylaws provide that the vote of a majority of the Board of Directors is sufficient to alter, amend or repeal the Delaware Bylaws, and that the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the entire capital stock of the Company.

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MISCELLANEOUS

Interested Party Transactions

Under the NRS, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors or stockholders and the transaction is approved by the board or stockholders in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the stockholders, and they approve or ratify the transaction in good faith by a majority vote of stockholders; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.

The Nevada Bylaws provide that a contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to this relationship or interest are disclosed or known to the Board of Directors or their committee, which in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to this relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders.

The comparable provision of the DGCL is substantially the same as the described provision of the NRS regarding interested party transactions, except that the DGCL provides that the fact that the common interest is not known to the director or officer at the time the transaction is brought before the board is not sufficient to overcome the presumption that such a transaction is void or voidable solely because it is an interested party transaction. The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (3) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or stockholders.

The provisions of the Delaware Certificate of Incorporation and Delaware Bylaws regarding interested party transactions are substantially the same as the provisions of the DGCL.

Taxes and Fees

Nevada charges corporations incorporated in Nevada an annual $200 business license fee and an annual list filing fee based on capitalization of the Company. Fees range from $150 to a maximum of $11,125.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, or the number of shares outstanding and the net assets of the corporation.

We currently pay an annual filing fee of approximately $[___]. Nevada does not impose any franchise taxes on corporations.	We estimate that the Company’s annual Delaware franchise tax fee will be approximately $[___], based on its capitalization and our existing assets.

Attached as Annex A and Annex B hereto are proposed forms of the Certificate of Incorporation and Bylaws of the Company in the event that we reincorporate from the State of Nevada to the State of Delaware.

In the event that the Board elects to withdraw the reincorporation proposal as a result of an excess of dissenter’s rights as described above, the Company will not consummate the Plan of Conversion and the Company will remain a corporation incorporated in the State of Nevada.

Recommendation of the Board

Pursuant to the Settlement Agreement, the Board agreed to recommend a vote “FOR” approval of the reincorporation of the Company from the State of Nevada to the State of Delaware, pursuant to the Plan of Conversion.

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PROPOSAL NO. 3:

AMENDMENT TO THE ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

Our Articles of Incorporation currently provide that we shall have a staggered board of directors to be divided into three classes, with the term of office of each class to expire after three years and with the directors of each class to be elected by the stockholders at the third annual meeting of stockholders following the annual meeting at which such class of directors was elected.

Pursuant to the Amendment to the Settlement Agreement, we agreed, among other things, to declassify our Board on a rolling basis. Accordingly, the Board has approved such amendment to the Articles of Incorporation (the “Declassification Amendment”) and has recommended that such amendment be approved by our stockholders at this Annual Meeting.

If the Declassification Amendment is adopted and approved by our stockholders at this Annual Meeting, promptly following the completion of the Annual Meeting, we will file a certificate of amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. Declassification of our Board would be phased in over a three-year period commencing with the election of the directors at the next annual meeting of our stockholders and would result in the Board being fully declassified (and all directors standing for annual elections) commencing with the 2020 annual meeting of our stockholders. It should be noted that, if approved by our stockholders at the Annual Meeting, the Declassification Amendment will not change the unexpired three-year terms of directors elected prior to this Annual Meeting. Accordingly, the three-year term for directors previously elected at our 2016 annual meeting of stockholders will expire at our 2019 annual meeting of stockholders. If the Declassification Amendment is adopted and approved, each of the directors elected at the next annual meeting of our stockholders will be elected for a one-year term expiring at our 2019 annual meeting of stockholders. In all cases, each director will hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. Under the Nevada Revised Statutes (the “NRS”), any director selected to fill a vacancy on our Board due to a director’s resignation will hold office for the remainder of the term of office of the resigning director. If the stockholders do not approve the Declassification Amendment, the Board will remain classified. Our Articles of Incorporation and Bylaws are silent as to the term of office to be held by a director selected to fill a vacancy on our Board.

Vote Required

In accordance with the NRS, adoption of this Proposal No. 3 requires the affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote, voting together as a single class.

Recommendation of the Board

Pursuant to the terms of the Settlement Agreement, the Board agreed to recommend a vote “FOR” approval of the Declassification Amendment.

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PROPOSAL NO. 4:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ended November 30, 2018. Although this appointment does not require ratification, the Board has directed that the appointment of Seligson & Giannattasio, LLP be submitted to stockholders for ratification due to the significance of their appointment to us. If stockholders do not ratify the appointment of Seligson & Giannattasio, LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm for the fiscal year ending November 30, 2018.

Seligson & Giannattasio, LLP served as our independent registered public accounting firm for the fiscal year ended November 30, 2017. A representative of Seligson & Giannattasio, LLP is expected to be present at the Annual Meeting.

Fees Billed by Our Independent Registered Public Accounting Firm during Fiscal 2016 and 2017

The following table sets forth the aggregate fees billed to us for the fiscal years ended November 30, 2016 and 2017 by Seligson & Giannattasio, LLP:

	2017	2016
Audit Fees(1)	$151,000	$151,000
Tax Fees(2)	$12,000	$12,000

(1)	Audit Fees represent the aggregate fees for professional services for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Tax fees represent the aggregate fees billed for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal independent accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal independent accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has preapproved all of the services provided by our principal independent accountants in the fiscal year ended November 30, 2017.

Vote Required

Approval of Proposal No. 4 will require the approval of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on the proposal. Unless marked to the contrary, Conforming Proxies on a Proxy Card will be voted FOR Proposal No. 4. Abstentions will have the same practical effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the vote on the proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 4.

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PROPOSAL NO. 5:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and Rule 14a-21 promulgated thereunder, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers. We hold stockholder votes on executive compensation on an annual basis until our next stockholder advisory vote on the frequency of say-on-pay votes.

Our executive compensation program and compensation paid to our named executive officers are described in this Proxy Statement. Our compensation programs are overseen by the Board and our Compensation Committee and reflect our philosophy to pay all of our employees, including our named executive officers, in ways that support three primary business objectives:

●	Attract and retain the best talent.

●	Support our culture of performance.

●	Align employee interests with long-term stockholder interests in the overall success of the Company.

To help achieve these objectives, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

The Board believes that the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving the Company’s core objectives and goals. Accordingly, the Board is asking you to vote on the adoption of the following resolution:

RESOLVED, that the stockholders of the Company hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement, including the compensation tables and related narrative discussion.

Vote Required

Approval of Proposal No. 5 will require the approval of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote. Unless marked to the contrary, Conforming Proxies on a Proxy Card will be voted FOR Proposal No. 5. Abstentions will have the same practical effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the vote on the proposal.

The advisory vote on executive compensation solicited by this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers, which is disclosed elsewhere in this Proxy Statement. The vote is advisory, and therefore is not binding on the Company or the Board in any way. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that have already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, the Board values the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation policies and decisions.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 5.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of Common Stock of the Company beneficially owned as of July 31, 2018 by each of the Company’s 5% or greater shareholders, directors and executive officers, including each of the named executive officers set forth in the Summary Compensation Table in this Proxy Statement, and by all directors and executive officers as a group. Unless otherwise noted, each of the named persons and members of the group has sole voting and investment power with respect to the shares of Common Stock shown.

Name and address of Beneficial Owner(1)	Amount and Nature of Common Stock Beneficially Owned(2)		Percentage of Common Stock Beneficially Owned(3)
Ira Levy	1,170,299		22.4%
Steven J. Lubman	970,108		18.6%
Lawrence Chariton	178,073	(3)(4)	3.42%
Alan Plafker	50,000	(3)(4)	1%
Martin Novick	-		-
Gary Jacobs	112,000	(3)(5)	2.14%
Peter Levy	-		-
All directors and executive officers as a group (7 persons)	2,481,110		47.5%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Surge Components, Inc., 95 East Jefryn Boulevard, Deer Park, NY 11729.

(2)	Applicable percentage ownership is based on 5,224,431 shares of common stock outstanding as of March 9, 2018.

(3)	Includes 25,000 shares issuable upon exercise of options with an exercise price of $0.82, which are exercisable within 60 days.

(4)	Includes 25,000 shares issuable upon exercise of options with an exercise price of $0.87, which are exercisable within 60 days.

(5)	Includes 50,000 shares issuable upon exercise of options with an exercise price of $0.87, which are exercisable within 60 days.

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CORPORATE GOVERNANCE

Directors and Executive Officers

Our executive officers and directors, and their ages, positions and offices with us are as follows:

Name	Age	Position and Offices with Surge
Ira Levy	61	Chief Executive Officer, Chief Financial Officer, President and Class A Director
Steven J. Lubman	62	Vice President, Secretary and Class A Director
Alan Plafker*(1)(2)(3)	59	Class B Director
Martin Novick*	81	Class B Director
Lawrence Chariton*(1)(2)(3)	60	Class C Director
Gary Jacobs*(1)(2)(3)	60	Class C Director
Peter Levy*(1)(2)(3)	58	Class C Director

*	Independent director

(1)	Member of Compensation Committee.

(2)	Member of Audit Committee

(3)	Member of Nominating and Corporate Governance Committee

Director Independence

The Board has determined that each of Messrs. Chariton, Plafker, Peter Levy, Novick and Jacobs qualify as “independent” under the Nasdaq Stock Market Rules as well as Rule 10A-3 promulgated under the Exchange Act.

Board and Committee Meetings

During the fiscal year ended November 30, 2017, the Board held 9 meetings. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he served as a director), and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served on such committees). We have no written policy regarding director attendance at annual meetings of stockholders. Our last annual meeting of stockholders was held on January 5, 2017 and all of our directors attended such meeting.

Board Committees

The composition and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Board. Each committee operates under a charter that has been approved by the Board, and which is available on our website at http://www.surgecomponents.com/relations.asp.

Audit Committee

Our Audit Committee is comprised of Messrs. Chariton, Plafker, Novick, Jacobs and Peter Levy each of whom is an independent director of the Board. Mr. Jacobs serves as chairman of the Audit Committee. Our Board has determined that Mr. Jacobs is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee members are “independent” as that term is defined under the Nasdaq Stock Market Rules. During the fiscal year ended November 30, 2017, the Audit Committee held four meetings.

The Audit Committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our books and records;

●	review the proposed scope and results of the audit;

●	review and pre-approve the independent auditor’s audit and non-audit services rendered;

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●	approve the audit fees to be paid;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services;

●	establish procedures for complaints received by us regarding accounting matters;

●	oversee internal audit functions; and

●	prepare the report of the Audit Committee that SEC rules require to be included in our annual meeting proxy statement.

Compensation Committee

Our Compensation Committee is comprised of Messrs. Chariton, Novick, Plafker and Jacobs and Peter Levy, each of whom is an independent director. Mr. Jacobs serves as chairman of the Compensation Committee. During the fiscal year ended November 30, 2017, the Compensation Committee held two meetings.

The Compensation Committee is authorized to:

●	review and recommend the compensation arrangements for management, including the compensation for our chief executive officer;

●	establish and review general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals;

●	administer our stock incentive plans; and

●	prepare the report of the Compensation Committee that SEC rules require to be included in our annual meeting proxy statement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Messrs. Chariton, Plafker, Novick, Jacobs and Peter Levy, each of whom is an independent director. Mr. Jacobs serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held three meetings during the fiscal year ended November 30, 2017.

The Nominating and Corporate Governance Committee is authorized to:

●	identify and nominate members of the board of directors;

●	oversee the evaluation of the board of directors and management;

●	develop and recommend corporate governance guidelines to the board of directors;

●	evaluate the performance of the members of the board of directors; and

●	make recommendations to the board of directors as to the structure, composition and functioning of the board of directors and its committees.

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Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating and Corporate Governance Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, experience on the policy-making level in business or medical research/practice experience relevant to our product candidates and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating and Corporate Governance Committee by current Board members, stockholders, officers or other persons. The Nominating and Corporate Governance Committee will review all candidates in the same manner regardless of the source of the recommendation.

We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee and Board may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board’s priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.

The Nominating and Corporate Governance Committee also considers stockholder recommendations for director nominees that are properly received in accordance with our Bylaws and applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to our Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Procedures for Nominating Directors

Our Bylaws provide that nominations for the election of directors may be made upon timely notice given by any stockholder of record entitled to vote for the election of directors. A timely notice must be made in writing, contain the information required by our Bylaws and be received by the Secretary of the Company, not later than the close of business on the 90th day, nor earlier than the opening of business on the 120th day before the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the upcoming annual meeting is advanced more than 45 days before, or delayed more than 45 calendar days after, such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the opening of business on the 120th before the meeting and not later than (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in our best interests and in the best interests of our stockholders to combine these roles. Mr. Levy has served as our Chairman since November 1981. Due to our small size, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined.

Our board of directors is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our assessment of risks. The Board focuses on the most significant risks facing us and our general risk management strategy, and also ensures that risks undertaken by management are consistent with the board’s appetite for risk. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our board leadership structure supports this approach.

Code of Ethics

We have adopted a code of ethics that applies to our officers, directors and employees. A copy of the code of ethics is accessible on our website at http://www.surgecomponents.com/relations.asp. Additional copies of the code of ethics may be obtained without charge, from us by writing or calling: 95 East Jefryn Blvd., Deer Park, New York 11729, Attention: Corporate Secretary, Telephone: (631) 595-1818.

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Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

Surge Components, Inc.

95 East Jefryn Blvd.

Deer Park, New York 11729

The Board of Directors maintains a process for stockholders or other interested parties to communicate with the Board or any Board member. Stockholders or interested parties who desire to communicate with the Board should send any communication to the Company’s Corporate Secretary, Surge Components, Inc., 95 East Jefryn Blvd., Deer Park, New York 11729. We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by Surge regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

Surge Components, Inc.

95 East Jefryn Blvd.

Deer Park, New York 11729

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended November 30, 2017 with both management and Seligson & Giannattasio, LLP, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended November 30, 2017 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Seligson & Giannattasio, LLP, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2017.

AUDIT COMMITTEE

Gary Jacobs (Chairman)
Alan Plafker
Lawrence Chariton Martin Novick Peter Levy

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid to our executive officers for the years ended November 30, 2017 and November 30, 2016:

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Ira Levy	2017	275,000	137,500	-	-	53,872	466,372
President CEO and CFO	2016	275,000	144,375	50,926	-	54,070	524,371

Steven J. Lubman	2017	225,000	100,000	-	-	43,975	368,975
Vice President and Secretary	2016	225,000	133,750	23,438	-	43,975	426,163

(1)	Amounts in this column reflect the grant date value of the stock awards granted in fiscal 2017 and the stock awards granted in fiscal 2016, respectively, granted to Messrs. Levy and Lubman in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“Topic 718”), disregarding any estimates of forfeitures.

(2)	Amounts in this column include payments for medical insurance, automobile allowance and life and personal insurance. With respect to fiscal 2017, the amounts were comprised of the following items:

	Medical Insurance	Automobile Allowances	Life and Personal Insurance
Ira Levy	$25,770	$19,832	$8,270
Steven J. Lubman	$24,800	$11,400	$7,775

2017 Base Salary and Bonus

In February 2016, the Company entered into revised employment agreements with two officers of the Company. Pursuant to these agreements, the base salary for one officer is $275,000 and the base salary for the other officer is $225,000. The agreements continue until terminated by either party.

The Company’s compensation committee may award these officers with bonuses and will review the base salary amounts for each of the officers on an annual basis to determine if any changes to the base salary amounts need to be made.  Pursuant to the employment agreements, the officers are prohibited from engaging in activities which are competitive with those of the Company during their employment with the Company and for one year following termination.  If the agreement is terminated other than for cause, the officer would be entitled to all base salary earned through the date of termination, accrued but unused vacation, all vested equity, and bonus amounts payable to the officer through the date of termination. The officers would also be entitled to receive an additional thirty-six months of annual compensation equal to the average of his base salary and bonus for the three calendar years prior to the date of termination, payable in accordance with the Company’s regular payroll practice over a 52-week period.

The bonus granted to the named executive officers in 2017 was based on certain performance goals that were set prior to the year by the Compensation Committee and the executive, but ultimately the bonus is discretionary, as the Compensation Committee has the authority to make all final decisions regarding the amount and form of bonuses provided to the executive officers. For Mr. Levy, his target bonus amount is equal to fifty percent (50%) of his base salary, and Mr. Lubman’s target is equal to forty-five percent (45%) of his base salary.

In 2017 the Compensation Committee used four performance markers to guide their decisions regarding bonus amounts. The performance guidelines that were applicable to Messrs. Levy and Lubman’s bonuses for the 2017 year included individual performance goals, revenue growth, achieving the operating plan goals for specific divisions of the company, and achieving the operating plan for the company as a whole. Each performance guideline was generally intended to make up twenty-five percent of the potential bonus amount for each executive. Based upon the Company’s and the executives’ performance during the 2017 year, the Compensation Committee granted awards that were approximately one hundred percent (100%) of the executives’ target award amount.

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2017 Equity Compensation Awards

We have historically granted fully vested stock awards and stock option awards. The amount of awards granted in any given year is determined based on the performance of the Company and the executive in the previous year. Performance is generally based upon the same performance guidelines that are used for the annual cash bonus award for that year. The Compensation Committee sets a target award amount based upon a percentage of the executive’s base salary. At the end of the year, the Compensation Committee determines the cash amount that resulted from the previous year’s performance, with any discretionary adjustments that the Compensation Committee deems to be appropriate, and converts that cash amount into a number of shares of stock awards or stock option awards, as applicable.

With respect to the 2017 year, no equity awards were granted by the Compensation Committee.

Employment Agreements

In February 2016, the Company entered into revised employment agreements (the “Levy Agreement” and the “Lubman Agreement”, individually, and collectively, the “Employment Agreements”) with Ira Levy and Steven Lubman, respectively, which provides the executives with a base salary of $275,000 and $225,000, respectively (“Base Salary”). The executives shall receive an annual bonus as shall be determined by the Board or the Compensation Committee, as applicable, in its sole discretion, based upon criteria to be established in its sole discretion. The executives shall also be entitled to receive additional cash, equity or other compensation or benefits in consideration for their services to the Company, at such times and in such amounts as shall be determined in the sole discretion of the Board or the Compensation Committee. In addition, the executives shall be entitled to receive grants of stock options, stock and/or any other equity incentive awards available to senior executives, under the Company’s equity incentive plans, at such times and in such amounts as shall be determined in the sole discretion of the Board or the Compensation Committee.

The Employment Agreements will remain in effect until terminated by either the Company or the executive. In the event an executive’s employment is terminated by the Company for Cause (as defined in the Employment Agreements), or if an executive resigns other than for Good Reason (as defined in the Employment Agreements), he shall be entitled to receive (i) any earned but unpaid salary, all vested equity, and any earned but unpaid bonus awards through the date of termination, and (ii) reimbursement for any unreimbursed business expenses incurred by him in accordance with the Company’s policy prior to the date of termination.

In the event an executive’s employment is terminated by the Company other than for Cause or if an executive resigns for Good Reason, including a Change of Control (as defined in the Employment Agreements) that is accompanied by the executive’s resignation within a twelve month period following that Change of Control, such executive shall be entitled to any earned but unpaid salary, all vested equity, and any earned but unpaid bonus awards through the date of termination. Such executive will also be paid an additional thirty-six months of annual compensation equal to the average of his base salary and bonus for the three calendar years prior to the date of termination, payable in accordance with the Company’s regular payroll practice over a 52-week period. The Company shall also (i) accelerate the vesting on any of the executive’s unvested stock options, restricted stock grants or other equity incentive awards; and (ii) reimburse the executive for any unreimbursed business expenses incurred by him in accordance with the Company’s policy prior to the date of termination. In the event that the executive is terminated without Cause due to our inability to pay our debts when they generally become due, we will not be liable for the cash severance payments or the payment of annual bonuses due to the executive. The severance benefits potentially payable upon a termination other than for Cause or for Good Reason will be provided subject to the executive signing a general release of claims in our favor prior to payment.

In the event an executive’s employment is terminated by the Company upon death or disability, the executive or his estate shall be entitled to receive his salary then in effect along with all other fringe benefits (including, without limitation, family medical benefits) for a period of one year following the date of such termination. In addition, the executive or his estate shall have the right to exercise any unexercised and vested options for a period of ninety days following the date of termination and to receive payment for any accrued but unpaid vacation time.

The Employment Agreements contain customary non-competition and non-solicitation provisions that extend to one year after the date of termination of the executives’ employment with the Company. The executives also agreed to customary terms regarding confidentiality and ownership of product ideas.

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Outstanding Equity Awards at November 30, 2017

Name	Number of securities underlying options, Unexercisable (#)	Number of Securities Underlying Unexercised Options, Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Ira Levy	-	-	-
Steven Lubman	-	-	-

Director Compensation for Year Ending November 30, 2017

The following table summarizes the compensation for our non-employee board of directors for the fiscal year ended November 30, 2017. All compensation paid to our employee directors is included under the summary compensation table above. With respect to the 2017 fiscal year, the director compensation program consisted of a monthly cash fee of $2,500 per month, with the amount increased to $3,500 per month for a non-employee director that serves as the chairman of more than two committees on the Board of Directors. The non-employee directors are also eligible to receive equity awards, although there is no annual target amount set for the non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Alan Plafker	30,000	-	30,000
Martin Novick	30,000	-	30,000
Lawrence Chariton	30,000	-	30,000
Gary Jacobs	42,000	-	42,000
Peter Levy	11,250	-	11,250

(1)	Amounts in this column reflect the grant date value of the option awards granted to each of the directors in accordance with Topic 718, disregarding any estimates of forfeitures. Further details of the methods and assumptions used for purposes of valuing these awards are included in Note H of the Notes to Consolidated Financial Statements in this Annual Report. As of November 30, 2017, Messrs. Plafker and Chariton each held 50,000 shares of unexercised but vested stock option awards, and Mr. Jacobs held 75,000 shares of unexercised but vested stock option awards.

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STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

Stockholder proposals intended for inclusion in our proxy statement for our next Annual Meeting (expected to be held on or about [March/April], 2019 pursuant to Rule 14a-8 under the Exchange Act must be submitted to us on or before [     ], 2019 so that they may be considered by us for inclusion in our proxy statement relating to that meeting.

Our Bylaws provide that nominations for the election of directors and proposals for other business to be consider at the annual meeting of stockholders may be made upon timely notice given by any stockholder of record entitled to vote for the election of directors. A timely notice must be made in writing, contain the information required by our Bylaws and be received by the Secretary of the Company, not later than the close of business on the 90th day, nor earlier than the opening of business on the 120th day before the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the upcoming annual meeting is advanced more than 45 days before, or delayed more than 45 calendar days after, such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the opening of business on the 120th before the meeting and not later than (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company.

ANNUAL REPORT

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at the Investor Relations portion of our website as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal years ended November 30, 2016 and November 30, 2017. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address.

Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact our transfer agent: Continental Stock Transfer & Trust Company, by calling (212) 509-4000, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004. Promptly upon request, a separate copy of our Annual Report and/or a separate copy of this Proxy Statement will be sent. By contacting Continental Stock Transfer & Trust Company, LLC, registered stockholders sharing an address can also (i) notify us that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of common stock of Surge, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

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OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

The information presented in this proxy statement under the caption “Audit Committee Report” will not be deemed to be “soliciting material” or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, and nothing contained in any previous filings made by the Company under such acts shall be interpreted as incorporating by reference the information presented under said specified captions.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s Web site, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the SEC should be directed to Surge Components, Inc., 95 E. Jefryn Blvd., Deer Park, New York 11729, Attention: Investor Relations.

By Order of the Board of Directors

/s/ Ira Levy, Chief Executive Officer, President and Director
Deer Park, New York September [ ], 2018

42

Annex A

CERTIFICATE OF INCORPORATION

OF

SURGE COMPONENTS, INC.

Surge Components, Inc. (the “Corporation”), does hereby certify that this Certificate of Incorporation (the “Certificate”) has been duly adopted in accordance with Sections 141, 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), and does hereby certify as follows:

“FIRST: The name of the corporation is Surge Components, Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The nature of the business and the purposes to be conducted and promoted by the Corporation shall be to engage in any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH:

1. Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Fifty Five Million (55,000,000), of which Fifty Million (50,000,000) shares shall be common stock, par value of $0.001 per share (the “Common Stock”), and Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

2. Common Stock.

(a) General. All shares of Common Stock shall be identical and shall entitle the holders thereof to the same powers, preferences, qualifications, limitations, privileges and other rights provided under the DGCL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock (when, if and to the extent shares or series of such stock are designated and issued).

(b)  Voting Rights. Each holder of record of Common Stock shall be entitled to one (1) vote for each share of Common Stock standing in such holder’s name on the books of the Corporation. Except as otherwise required by law or by or pursuant to Section 3 of this Article FOURTH, the holders of Common Stock and the holders of Preferred Stock shall vote together as a single class on all matters submitted to stockholders for a vote (including any action by written consent).

(c)  Dividends. Subject to provisions of law and Section 3 of this Article FOURTH, the holders of Common Stock shall be entitled to receive dividends out of funds legally available therefor at such times and in such amounts as the board of directors of the Corporation (the “Board of Directors”) may determine in its sole discretion.

(d)  Liquidation. Subject to provisions of law and Section 3 of this Article FOURTH, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the payment or provision for payment of all debts and liabilities of the Corporation and any and all preferential amounts to which the holders of the Preferred Stock are entitled with respect to the distribution of the net assets of the Corporation in liquidation, the holders of Common Stock shall be entitled to share ratably in the remaining net assets of the Corporation available for distribution.

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3. Preferred Stock.

(a)  Issuance of Blank Check Preferred Stock. The Board of Directors is expressly authorized, subject to limitations prescribed by the DGCL and the provisions of this Certificate, to provide by resolution or resolutions from time to time, and by filing a certificate(s) pursuant to the DGCL, for the issuance of shares of Preferred Stock in one or more class or series, to establish the number of shares to be included in each such class or series, and to fix the voting powers (if any), designations, powers, preferences, and relative, participating, optional or other rights, if any, of the shares of each such class or series, and any qualifications, limitations or restrictions of such preferences and rights, including, without limitation, dividend rights, conversion rights, voting rights (if any), redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, in each instance as the Board of Directors may determine in its sole discretion and without stockholder approval. Each class or series shall be designated so as to distinguish the shares thereof from the shares of all other classes and series. All shares of a series of Preferred Stock shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise specifically provided in the designation and description of the series, with those of other series of the same class.

(b)  Authority to Establish Variations Between Classes or Series of Preferred Stock. The authority of the Board of Directors with respect to each class, or each series within a class shall include, but not be limited to, determination of the following:

(i) the distinctive designation of such class or series and the number of shares to constitute such class or series;

(ii) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms or in what events;

(iii) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

(iv) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive, in preference over any or all other class(es) or series, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (and distribution of the net assets of the Corporation in connection therewith);

(v) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of the Corporation of any other class or series, including the price or prices or the rate or rates of conversion or exchange, the terms and conditions of conversion or exchange, and the terms of adjustment, if any;

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(vi) the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(vii) voting rights, if any, including special, conditional or limited voting rights with respect to any matter, including with respect to the election of directors of the Corporation (“Director”) and matters adversely affecting any class or series of Preferred Stock;

(viii) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

(ix) such other preferences, limitations or relative rights and privileges thereof as the Board of Directors, acting in accordance with applicable law and this Certificate, may deem advisable and which are not inconsistent with law or with the provisions of this Certificate.

The shares of each class or series of Preferred Stock may vary from the shares of any other class or series thereof in any respect. Except as otherwise provided in the certificate of designations for each class or series of Preferred Stock, the Board of Directors may increase or decrease the number of shares of Preferred Stock designated for any existing class or series by a resolution adding to such class or series shares of Preferred Stock authorized but unissued shares of Preferred Stock not designated for any existing class or series of Preferred Stock, or subtracting designated shares which shall become authorized, unissued and undesignated shares of Preferred Stock.

(c) Non-Voting Redeemable Convertible Series C Preferred Stock.

(i) Number Authorized and Designation. Of the 5,000,000 shares of Preferred Stock authorized under this Certificate, the Corporation shall have the authority to issue 100,000 shares of such Preferred Stock designated as “Non-Voting Redeemable Convertible Series C Preferred Stock”, par value of $0.001 per share (the “Series C Preferred Stock”).

(ii) Rights, Preferences and Limitations. The relative rights, preferences and limitations of the Series C Preferred Stock are as follows:

(A) Rank. The Series C Preferred Stock shall rank (x) senior to the Common Stock, (y) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series C Preferred Stock of whatever subdivision, (z) except as specifically provided in this paragraph (ii), on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series C Preferred Stock, including any other class or series of authorized Preferred Stock, in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

(B) Dividends.

(aa) The dividend rate on the shares of Series C Preferred Stock shall be $0.50 per share per annum. Such dividends shall be cumulative and accrue on each share of Series C Preferred Stock from April 15, 2001 and shall be payable in chase if when and as declared by the Board of Directors on June 30, and December 31, of each year, commencing with June 30, 2001. Each such dividend shall be paid to the holders of record of shares of the Series C Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days not less than ten days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof.

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(bb) When dividends are not paid in full or declared in full and sums set apart for the payment thereof upon the Series C Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series C Preferred Stock, all dividends declared upon shares of Series C Preferred Stock and any other Preferred Stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on the Series C Preferred Stock and such other Preferred Stock shall bear to each other the same ratio that accumulated dividends per share, including dividends accrued or in arrears on the shares of Series C Preferred Stock and such other Preferred Stock bear to each other. Except is provided in the preceding sentence, unless full cumulative dividends on the Series C Preferred Stock have been paid, or declared in full and sums set apart for the payment thereof, no dividends shall be declared or paid or set aside for payment or other distribution made upon the Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to dividends or liquidation rights, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to dividends or upon liquidation be redeemed, purchased, exchanged or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation or any subsidiary (except by conversion into or exchange for stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends and liquidation rights).

(C) Voting Rights.

(aa) Except to the extent provided for in this paragraph (c)(ii)(C) of this Section 3 of this Article FOURTH or by law, the holders of Series C Preferred Stock shall not be entitled to vote on any matters.

(bb) So long as at least 15,200 shares of Series C Preferred Stock remains outstanding, the consent of the holders of two-thirds of the then outstanding, Series C Preferred Stock, voting as one class, either expressed in writing or at a meeting called for that purpose, shall be necessary to permit, effect or validate the creation and issuance of any series of Preferred Stock or other security of the Corporation which is senior as to payment of dividends to the Series C Preferred Stock.

(cc) So long as at least 15,200 shares of Series C Preferred Stock remains outstanding, the consent of two-thirds of the holders of the then outstanding Series C Preferred Stock, voting as one class, either expressed in writing or at a meeting called for that purpose, shall be necessary to repeal, amend or otherwise change this Section 3(c) of this Article FOURTH in a manner which would alter or change the powers, preferences, rights, privileges, restrictions and conditions of the Series C Preferred Stock so as to adversely affect the Series C Preferred Stock.

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(dd) In the event that the holders of the Series C stock are required to vote as a class on any other matter, the affirmative vote of holders of not less than fifty percent of the outstanding of Series C Preferred Stock shall be required to approve each such matter to be voted upon, and if any matter is approved by such requisite percentage of holders of Series C Preferred Stock, such matter shall bind all holders of Series C Preferred Stock.

(D) Preemptive Rights. Holders of Series C Preferred Stock shall have no preemptive rights.

(E) Liquidation Rights. On the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C Preferred Stock shall be entitled to receive out of the remaining assets of the Corporation available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock or any other class or series of stock of the Corporation ranking junior to the Series C Preferred Stock, liquidating distributions in an amount equal to $5.00 per share plus an amount equal to all accrued and unpaid dividends on each such share up to the date fixed for such distribution. If upon any voluntary or involuntary liquidation dissolution or winding up of the Corporation, the amounts payable with respect to the Series C Preferred Stock and any other shares of stock of the Corporation ranking (as to any such distribution) on a parity with the Series C Preferred Stock are not paid in full, holders of the Series C Preferred Stock and of such other shares of stock will share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Series C Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

For purposes of this paragraph (c)(ii)(E) of this Section 3 of this Article FOURTH, a distribution of assets in any dissolution, winding up, liquidation or reorganization shall not include (x) any consolidation or merger of the Corporation with or into any other corporation, (y) any dissolution, liquidation, winding up or reorganization or the Corporation immediately followed by reincorporation of another corporation or (z) a sale of other disposition of all substantially all of the Corporation’s assets to another corporation; provided that, in each such case, effective provision is made in the certificate of incorporation of the resulting and surviving corporation or otherwise for the protection of the rights of the holders of shares of Series C Preferred Stock.

(d) Series D Preferred Stock.

(i) Designation and Amount. The Corporation shall have the authority to issue shares of such Preferred Stock designated as “Series D Preferred Stock” (the “Series D Preferred Stock”) and the number of shares constituting the Series D Preferred Stock shall be 75,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series D Preferred Stock.

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(ii) Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock, in preference to the holders of Common Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (x) $1.00 or (y) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under clause (y) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series D Preferred Stock as provided in paragraph (d)(ii)(A) of this Section 3 of this Article FOURTH immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series D Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series D Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

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(iii) Voting Rights. The holders of shares of Series D Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series D Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other certificate of designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(iv) Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series D Preferred Stock as provided in paragraph (d)(ii) of this Section 3 of this Article FOURTH are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the corporation shall not:

(aa) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock;

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(bb) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(cc) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock other than (x) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (1) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (2) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (y) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series D Preferred Stock; or

(dd) redeem or purchase or otherwise acquire for consideration any shares of Series D Preferred Stock, or any shares of stock ranking on a parity with the Series D Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (d)(iv)(A) of this Section 3 of this Article FOURTH purchase or otherwise acquire such shares at such time and in such manner.

(v) Reacquired Shares. Any shares of Series D Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in any other certificate of designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

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(vi) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock unless, prior thereto, the holders of shares of Series D Preferred Stock shall have received the greater of (1) $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (2) an amount, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (y) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except distributions made ratably on the Series D Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under the proviso in clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(vii) Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(viii) No Redemption. The shares of Series D Preferred Stock shall not be redeemable.

(ix) Rank. The Series D Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of Preferred Stock and shall rank senior to the Common Stock as to such matters.

(x) Amendment. This Certificate shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, voting together as a single class.

(xi) Fractional Shares. The Series D Preferred Stock may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series D Preferred Stock.

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4. Options, Warrants and Rights.

(a) The Corporation may issue options, warrants, rights and similar instruments for or related to the purchase of shares of any class or series of capital stock of the Corporation. The Board of Directors, in its sole discretion, shall determine the terms and conditions on which such options, warrants, rights or other instruments are issued, their form and content and the consideration for which, and terms and conditions upon which, such shares are to be issued.

(b) The terms and conditions of such options, warrants, rights and similar instruments to purchase shares of any class or series of capital stock of the Corporation may include, without limitation, restrictions or conditions that preclude or limit the exercise, transfer, receipt or holding of such options, warrants, rights or instruments by any person or persons, including any person or persons owning (beneficially or of record) or offering to acquire a specified number or percentage of the outstanding shares of any class or series, or any transferee or transferees of any such person or persons, or that invalidate or void such options, warrants, rights or instruments held by any such person or persons or any such transferee or transferees.

FIFTH: The Corporation shall have a perpetual existence.

SIXTH: For the management of the business, and for the conduct of the affairs, of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its Directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

1. The business of the Corporation shall be conducted by the officers of the Corporation under the supervision of the Board of Directors.

2. The Board of Directors shall be divided into three classes of Directors, each such class as nearly equal in number as the then-authorized number of Directors constituting the Board of Directors permits, with the term of office of one class of Directors expiring each year. Following approval of this Certificate, unless this Certificate shall be amended, at the next annual meeting of the stockholders, the stockholders shall elect one class of Directors for a term expiring at the annual meeting of stockholders to be held in 2021 (the “Class B Directors”), another class of Directors for a term expiring at the annual meeting of stockholders to be held in 2022 (the “Class A Directors”), and another class of Directors for a term expiring at the annual meeting of stockholders to be held in 2023 (the “Class C Directors”). Thereafter, unless this Certificate shall be amended, each Director shall serve for a term ending at the third annual meeting of stockholders of the Corporation following the annual meeting at which such Director was elected. Members of each class of Directors shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by the requisite votes cast by stockholders at such meeting as provided in the Amended and Restated Bylaws of the Corporation (as the same may be further amended and/or restated from time to time, the “Bylaws”), to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The number of Directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. No election of Directors need be by written ballot and the Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the Bylaws.

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3. The Corporation expressly elects not to be governed by Section 203 of the DGCL.

4. No contract or other transaction between the Corporation and one or more of its Directors, or between the Corporation and any other corporation, firm, association or other entity in which one or more of the Directors are directors or officers, or are financially interested, shall be either void or voidable because of such relationship or interest or because such Director or Directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or her votes are counted for such purpose, if:

(a) The fact of such relationship or interest is disclosed or known to the Board of Directors, or a duly empowered committee thereof, which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for such purpose without counting the vote or votes of such interested Director or Directors; or

(b) The fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board of Directors, committee or the stockholders.

5. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies a contract or transaction described in Section 4 of this Article SIXTH.

6. A Director may transact business, borrow, lend, or otherwise deal or contract with the Corporation to the fullest extent and subject only to the limitations and provisions of the laws of the State of Delaware and the laws of the United States.

7. The Board of Directors in its discretion may (but shall not be required to) submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the capital stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of Directors’ interests, or for any other reason.

8. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the Directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, but not limited to the power to adopt, amend or repeal the Bylaws or any provision in the Bylaws; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate, and to any Bylaws from time to time made by the stockholders; provided, however, that no Bylaw so made shall invalidate any prior act of the Directors which would have been valid if such Bylaw had not been made.

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SEVENTH:

1. The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including, without limitation, attorneys’ fees) incurred by an officer of the Corporation or Director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or Director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby. Any repeal or modification of this paragraph 1 of Article SEVENTH by the stockholders of the Corporation or any repeal or modification of the relevant provisions of the DGCL shall not adversely affect any right or protection of a person or entity entitled to indemnification hereunder with respect to events occurring prior to the time of such repeal or modification. For purposes of this paragraph 1 of Article SEVENTH, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, fiduciaries and agents, so that any person or entity who is or was a director, officer, employee, fiduciary or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this paragraph 1 of Article SEVENTH with respect to the resulting or surviving corporation as he, she or it would have with respect to such constituent corporation if its separate existence had continued. The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this paragraph 1 of Article SEVENTH shall not be exclusive of any other right which any person or entity may have or hereafter acquire under any statute, provision of this Certificate, Bylaw, agreement, vote of stockholders or disinterested Directors or otherwise.

2. No Director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such Director as a Director. Notwithstanding the foregoing sentence, a Director shall be liable to the extent provided by applicable law: (i) for breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment to or repeal of this paragraph 2 of this Article SEVENTH shall apply to or have any effect on the liability or alleged liability of any Director for or with respect to any acts or omissions of such Director occurring prior to such amendment.

EIGHTH: From time to time any of the provisions of this Certificate may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate are granted subject to the provisions of this Article EIGHTH.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the DGCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.”

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IN WITNESS WHEREOF, the undersigned has executed this Certificate this [__] day of October, 2018.

SURGE COMPONENTS, INC.

By:	/s/ Ira Levy
Name: Ira Levy
Title: Chief Executive Officer

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Annex B

BYLAWS OF

SURGE COMPONENTS, INC.

(a Delaware Corporation)

(adopted effective as of December October [     ], 2018)

These Bylaws (the “Bylaws”) of Surge Components, Inc., a Delaware corporation (the “Corporation”) are adopted and effective as of the date first written above.

ARTICLE 1

OFFICES

SECTION 1.1. Principal Office. The principal offices of the Corporation shall be in such location as the board of directors of the Corporation (the “Board of Directors”) may determine.

SECTION 1.2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 2

MEETINGS OF STOCKHOLDERS

SECTION 2.1. Place of Meeting; Chairman. All meetings of stockholders shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. The Chairman of the Board of Directors (or the Executive Chairman of the Corporation, if such office is designated and filled in accordance with these Bylaws) or any other officer or person specifically designated by the Board of Directors shall act as the Chairman for any meeting of stockholders of the Corporation (the “Chairman of the Board”). The Chairman of the Board (or his or her designee) shall have full authority to control the process of any stockholder or Board of Directors meeting, including, without limitation, determining whether any proposals or nominations were properly brought before such meeting, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the Chairman of the Board (or his or her designee) shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, requiring ballots by written consent, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot.

SECTION 2.2. Annual Meetings. The annual meeting of stockholders of the Corporation shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, subject to any postponement in the Board of Directors’ sole discretion, upon notice of such postponement given in any manner deeded reasonable by the Board of Directors.

SECTION 2.3. Special Meetings. Special meetings of the stockholders of the Corporation, for any purpose or purposes, unless otherwise prescribed by the Delaware General Corporation Law (“DGCL”) or by the Amended and Restated Certificate of Incorporation of the Corporation, as may be further amended and/or restated from time to time (the “Certificate of Incorporation”), may be called exclusively by: (i) the Chairman of the Board, (ii) the President or (iii) any other officer of the Corporation at the written request of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. The officers or directors of the Corporation shall fix the date, time and any place, either within or without the State of Delaware, as the place for holding such meeting; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the date on which a special meeting request properly brought pursuant to Sections 2.3 and 2.5 are delivered to the Secretary of the Corporation.

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SECTION 2.4. Notice of Meeting. Written notice of the annual and each special meeting of stockholders of the Corporation, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than ten (10) nor more than sixty (60) days before the meeting and shall be signed by the Chairman of the Board, the President or the Secretary of the Corporation (the “Secretary”). The Board of Directors may postpone a special meeting in its sole discretion in any manner it deems reasonable. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described below.

SECTION 2.5. Business Conducted at Meetings.

Section 2.5.1 At any meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be: (a) specified in the notice of meeting (or any supplement thereto provided within the notice period specified in Section 2.4) given by or at the direction of the Chairman of the Board, the President or the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder or stockholders of record, and only of record, owning not less than sixty-six and two-thirds percent (66 2/3%) of the entire capital stock of the Corporation issued and outstanding and entitled to vote (the “Requisite Percent”) in accordance with applicable law, these Bylaws or otherwise. In addition to any other applicable requirements set forth in these Bylaws, the U.S. federal securities laws or otherwise, for business to be properly brought before a meeting called by stockholders representing the Requisite Percent, such stockholder(s) must have given timely notice thereof in writing to the Secretary. Any special meeting of the Corporation proposed to be called by a stockholder or stockholders in such capacity shall not be required to be held: (i) with respect to any matter, within 12 months after any annual or special meeting of stockholders at which the same matter was included on the agenda, or if the same matter will be included on the agenda at an annual meeting to be held within 90 days after the receipt by the Corporation of such request (the election or removal of directors to be deemed the same matter with respect to all matters involving the election or removal of directors) or (ii) if the purpose of the special meeting is not a lawful purpose or if such request violates applicable law. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary, and if, following such revocation, there are un-revoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting. If none of the stockholders who submitted the request for a special meeting appears or sends a qualified representative to present the nominations proposed to be presented or other business proposed to be conducted at the special meeting, the Corporation need not present such nominations or other business for a vote at such meeting.

Section 2.5.2 To be timely, a stockholder’s notice of a proposal to be included at an annual meeting must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or within a reasonable time before the date on which the Corporation mails its proxy materials for the current year if during the prior year the Corporation did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year).

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Section 2.5.3 A record stockholders’ notice to the Secretary shall set forth in writing as to each matter the stockholder(s) propose to bring before the meeting: (a) a detailed description of the business desired to be brought before the meeting and the reasons for proposing such business, including the complete text of any resolutions, Bylaws or Certificate of Incorporation amendments proposed for consideration (b) the name and address, as they appear on the Corporation’s books, of the stockholders proposing such business, (c) the class and number of shares of the Corporation which are owned directly or indirectly of record and directly or indirectly beneficially owned by the stockholders and each of its affiliates (within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended, or any successor rule thereto (“Rule 144”)), including any shares of the Corporation owned or controlled via derivatives, synthetic securities, hedged positions and other economic and voting mechanisms, (d) any material interest of the stockholders in such proposed business and any agreements or understandings to which such stockholders are a party which relate in any way, directly or indirectly, to the proposed business to be conducted, including a description of all arrangements or understandings between such stockholder and any other person or persons (including their names), (e) a representation as to whether or not such stockholder intends to solicit proxies; (f) a representation as to whether or not such stockholder intends to appear in person or by proxy at the applicable meeting, and (g) such other information regarding the stockholder in his, her or its capacity as a proponent of a stockholder proposal that would be required to be disclosed in a proxy statement or other filing with the United States Securities and Exchange Commission (“SEC”) required to be made in connection with the contested solicitation of proxies pursuant to the SEC’s proxy rules.

Section 2.5.4 Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.5. The Chairman of the Board at such meeting shall, in his or her sole discretion, determine and declare to the meeting whether or not any business was properly brought before the meeting. Any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 2.5 shall affect the right of a stockholder to request inclusion of a proposal in the Corporation’s proxy statement to the extent that such right is provided by an applicable rule of the SEC. Notwithstanding the foregoing, the advance notice provisions of these Bylaws shall apply to all stockholder proposals regardless of whether such proposal is sought to be included in the Corporation’s proxy statement or in a separate proxy statement.

SECTION 2.6. Nomination of Directors. Nomination of candidates for election as directors of the Corporation at any meeting of stockholders called for the election of directors, in whole or in part (an “Election Meeting”), must be made by the Board of Directors or by any stockholder entitled to vote at such Election Meeting, in accordance with the following procedures.

Section 2.6.1. Nominations made by the Board of Directors shall be made at a meeting of the Board of Directors or by written consent of the directors in lieu of a meeting prior to the date of the Election Meeting. At the request of the Corporation, each proposed individual nominated by the Board of Directors shall provide the Corporation with such information concerning himself or herself as is required, under the rules of the SEC and any applicable securities exchange, to be included in the Corporation’s proxy statement soliciting proxies for his or her election as a director.

Section 2.6.2. The exclusive means by which a stockholder may nominate a director shall be: (i) in the case of the nomination of a director for election at an annual meeting, by delivery of a notice to the Secretary not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or within a reasonable time before the date on which the Corporation mails its proxy materials for the current year if during the prior year the Corporation did not hold an annual meeting); or (ii) in the case of the nomination of a director for election at a special meeting (other than pursuant to a special meeting request in accordance with the requirements set forth in Sections 2.3 and 2.5), by delivery of a notice to the Secretary not less than sixty (60) days nor more than ninety (90) days prior to such special meeting, in either case setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Corporation which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Corporation owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the Corporation, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire required pursuant to Section 2.6.3 of these Bylaws. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

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Section 2.6.3 To be eligible to be a director nominee nominated by a stockholder or stockholders for election or reelection as a director of the Corporation, such nominee must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.6.2 of these Bylaws) to the Secretary at the principal executive offices of the Corporation a written questionnaire (the “Questionnaire”) with respect to the background, qualification and experience of such person and the background of any other person or entity on whose behalf the nomination is being made (which Questionnaire shall be in the form approved by the Corporation and provided by the Secretary or such Secretary’s designee) and a written representation and agreement that such person: (a) will abide by the requirements of these Bylaws and the Certificate of Incorporation as in effect at the time of their nomination and as validly amended, (b) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (c) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (d) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation. If, prior to the Election Meeting, there is a change or inaccuracy in any information set forth on the Questionnaire, then such director candidate shall promptly (but in no event later than three (3) days from the occurrence of such change or inaccuracy) notify the Secretary by submitting in writing a revised Questionnaire. If a nominee fails to provide such Questionnaire, revised Questionnaire or representation and agreement in accordance with the above, the information may be deemed by the Board of Directors in its discretion not to have been provided in accordance with this Section 2.6 and such nominee may be disqualified as a director nominee by the Board of Directors in its discretion.

Section 2.6.4 In addition to all other requirements set forth in this Section 2.6, a nominating stockholder (including such stockholder’s affiliates, as defined in Rule 144) and each director nominee shall also comply with all applicable requirements of state law and of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.6.

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Section 2.6.5. In the event that a person is validly designated by the Board of Directors as a nominee in accordance with this Section 2.6 and shall thereafter become unable or willing to stand for election to the Board of Directors, the Board of Directors may designate a substitute nominee who meets all applicable standards under these Bylaws.

Section 2.6.6. If the Chairman of the Board at the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

SECTION 2.7. Quorum; Adjournment.

Section 2.7.1 The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy (provided the proxy has authority to vote on at least one matter at such meeting), shall constitute a quorum at any meeting of stockholders for the transaction of business, except when stockholders are required to vote by class, in which event a majority of the issued and outstanding shares of the appropriate class shall be present in person or by proxy (provided the proxy has authority to vote on at least one matter at such meeting) in order to constitute a quorum as to such class vote, and except as otherwise provided by the DGCL or by the Certificate of Incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 2.7.2 Notwithstanding any other provision of the Certificate of Incorporation or these Bylaws, at any annual or special meeting of stockholders of the Corporation, whether or not a quorum is present, the Chairman of the Board or the person presiding as Chairman of the Board at such meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, whether or not a quorum shall be present or represented. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with Section 2.4 of these Bylaws. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 2.8. Voting; Proxies.

Section 2.8.1 Except as provided for below or by applicable law, rule or regulation, when a quorum is present at any meeting of the stockholders, any action by the stockholders on a matter except the election of directors shall be approved if approved by the majority of the votes cast. Each nominee for director shall be elected by the majority of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present, provided, however, that, in the case of a director nominee in any Contested Election, the Board of Directors, in its sole discretion, may determine that directors shall be elected by a plurality of the votes cast in such Contested Election, such determination to be made no later than five (5) days prior to the date of the Election Meeting as initially announced. For purposes of these Bylaws, a “Contested Election” means an election of directors with respect to which the Board of Directors determines that the number of nominees exceeds the number of directors to be elected and the Board of Directors has not rescinded such determination by the date that is five (5) days prior to the date of the Election Meeting as initially announced. In determining the number of votes cast in a Contested Election, abstentions and broker non-votes, if any, will not be treated as votes cast. The provisions of this paragraph will govern with respect to all votes of stockholders except as otherwise provided for in the Certificate of Incorporation or by a specific statutory provision superseding the provisions of these Bylaws.

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Section 2.8.2 Every stockholder having the right to vote shall be entitled to vote in person, or by proxy: (a) appointed by an instrument in writing subscribed by such stockholder or by his or her duly authorized attorney or (b) authorized by the transmission of an electronic record by the stockholder to the person who will be the holder of the proxy or to a firm which solicits proxies or like agent who is authorized by the person who will be the holder of the proxy to receive the transmission subject to any procedures the Board of Directors may adopt from time to time to determine that the electronic record is authorized by the stockholder; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. If such instrument or record shall designate two (2) or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one (1) be present, then such powers may be exercised by that one (1). Unless required by the DGCL or determined by the Chairman of the Board at such meeting to be advisable, the vote on any matter need not be by written ballot. No stockholder shall have cumulative voting rights.

SECTION 2.9. No Consent of Stockholders in Lieu of Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required or permitted to be taken by stockholders for or in connection with any corporate action must be effected at a duly called annual meeting of stockholders or special meeting of stockholders at which a quorum is present and may not be effected by the written consent of such stockholders in lieu of such a meeting.

SECTION 2.10. Voting of Stock of Certain Holders. Shares standing in the name of another entity, domestic or foreign, may be voted by such officer, agent or proxy as the governing documents of such entity may prescribe, or in the absence of such provision, as the Board of Directors or governing body of such entity may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares outstanding in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the Corporation, he or she has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his or her proxy, may represent the stock and vote thereon.

SECTION 2.11. Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares.

SECTION 2.12. Fixing Record Date. The Board of Directors may fix in advance a date for any meeting of stockholders (which date shall not be more than sixty (60) nor less than ten (10) days preceding the date of any such meeting of stockholders), a date for payment of any dividend or distribution, a date for the allotment of rights, a date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent of stockholders (which date shall not precede or be more than ten (10) days after the date the resolution setting such record date is adopted by the Board of Directors), in each case as a record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, to receive payment of any such dividend or distribution, to receive any such allotment of rights, to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, as the case may be. In any such case such stockholders and only such stockholders as shall be stockholders of record on the Record Date shall be entitled to such notice of and to vote at any such meeting and any adjournment thereof, to receive payment of such dividend or distribution, to receive such allotment of rights, to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such Record Date.

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ARTICLE 3

BOARD OF DIRECTORS

SECTION 3.1. Powers. The business and affairs of the Corporation shall be managed by the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders. Subject to compliance with the provisions of the DGCL, the powers of the Board of Directors shall include the power to make a liquidating distribution of the assets, and wind up the affairs of, the Corporation.

SECTION 3.2. Number and Qualifications. The number of directors which shall constitute the whole Board of Directors shall be not less than one (1) and not more than nine (9). Within the limits above specified, the number of the directors of the Corporation shall be determined solely in the discretion of the Board of Directors from time to time. All directors shall be elected annually. Directors need not be residents of Delaware or stockholders of the Corporation.

SECTION 3.3 Vacancies, Additional Directors; Removal From Office; Resignation.

Section 3.3.1 If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, removal from office or otherwise, or if any new directorship is created in accordance with Section 3.2 by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship. Any director so chosen shall hold office for the unexpired term of his or her predecessor in his or her office and until his or her successor shall be elected and qualified, unless sooner displaced. If any vacancy occurs in the Board of Directors, actions may be taken by the Board of Directors prior to filling such vacancy.

Section 3.3.2 No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3.3.3 A member of the Board of Directors may only be removed by the affirmative vote of a majority of the stockholders, and such stockholders may effect such removal only for cause.

Section 3.3.4 Any director may resign or voluntarily retire upon giving written notice to the Chairman of the Board or the Board of Directors. Such retirement or resignation shall be effective upon the giving of the notice, unless the notice specifies a later time for its effectiveness. If such retirement or resignation is effective at a future time, the Board of Directors may elect a successor to take office when the retirement or resignation becomes effective.

SECTION 3.4. Regular Meetings. A regular meeting of the Board of Directors shall be held each year, without notice other than this Bylaw provision, at the place of, and immediately prior to and/or following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held during each year, at such time and place as the Board of Directors may from time to time provide by resolution, either within or without the State of Delaware, without other notice than such resolution. The Board of Directors shall keep minutes of its regular meetings.

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SECTION 3.5. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two (2) directors (should there be such number then in office). The Chairman of the Board or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting. The Board of Directors shall keep minutes of its special meetings.

SECTION 3.6. Notice of Special Meeting. Written notice (including via email) of special meetings of the Board of Directors shall be given to each director at least twenty-four (24) hours prior to the time of a special meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given with respect to any matter when notice is required by the DGCL.

SECTION 3.7. Quorum. A majority of the Board of Directors then serving shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the DGCL, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved of by at least a majority of the required quorum for that meeting.

SECTION 3.8. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article 4 of these Bylaws, may be taken without a meeting, if a written consent thereto is signed by all of the members of the Board of Directors or of such committee, as the case may be. Evidence of any consent to action under this Section 3.9 may be provided in writing, including electronically via email or facsimile.

SECTION 3.9. Meeting by Telephone. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken by means of a meeting by telephone conference or similar communications method so long as all persons participating in the meeting can hear each other. Any person participating in such meeting shall be deemed to be present in person at such meeting.

SECTION 3.10. Compensation. Directors, as such, may receive reasonable compensation for their services, which shall be set by the Board of Directors, and expenses of attendance at each regular or special meeting of the Board of Directors; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving additional compensation therefor. Members of special or standing committees may be allowed like compensation for their services on committees.

SECTION 3.11. Rights of Inspection. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the Corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.

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SECTION 3.12. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if: (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or their committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE 4

COMMITTEES OF DIRECTORS

SECTION 4.1. Generally. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more additional special or standing committees, each such additional committee to consist of one or more of the directors of the Corporation. Each such committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution, except as delegated by these Bylaws or by the Board of Directors to another standing or special committee or as may be prohibited by law.

SECTION 4.2. Committee Operations. A majority of a committee shall constitute a quorum for the transaction of any committee business. Such committee or committees shall have such name or names and such limitations of authority as provided in these Bylaws or as may be determined from time to time by resolution adopted by the Board of Directors. The Corporation shall pay all expenses of committee operations. The Board of Directors may designate one or more appropriate directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any members of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another appropriate member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

SECTION 4.3. Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The Corporation’s Secretary, or any other person designated by the applicable committee shall (a) serve as the Secretary of the special or standing committees of the Board of Directors of the Corporation, (b) keep regular minutes of standing or special committee proceedings, (c) make available to the Board of Directors, as required, copies of all resolutions adopted or minutes or reports of other actions recommended or taken by any such standing or special committee and (d) otherwise as requested keep the members of the Board of Directors apprised of the actions taken by such standing or special committees.

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ARTICLE 5

NOTICE

SECTION 5.1. Methods of Giving Notice.

SECTION 5.1.1. Notice to Directors or Committee Members. Whenever under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, notice is required to be given to any director or member of any committee of the Board of Directors, personal notice is not required but such notice may be: (a) given in writing and mailed to such director or committee member, (b) sent by electronic transmission (including via e-mail) to such director or committee member, or (c) given orally or by telephone; provided, however, that any notice from a stockholder to any director or member of any committee of the Board of Directors must be given in writing and mailed to such director or member and shall be deemed to be given upon receipt by such director or member. If mailed, notice to a director or member of a committee of the Board of Directors shall be deemed to be given when deposited in the United States mail first class, or by overnight courier, in a sealed envelope, with postage thereon prepaid, addressed, to such person at his or her business address. If sent by electronic transmission, notice to a director or member of a committee of the Board of Directors shall be deemed to be given if by (i) facsimile transmission, when receipt of the fax is confirmed electronically, (ii) electronic mail, when delivered to an electronic mail address of the director or member, (iii) a posting on an electronic network together with a separate notice to the director or member of the specific posting, upon the later of (1) such posting and (2) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when delivered to the director or member.

SECTION 5.1.2. Notices to Stockholders. Whenever under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, notice is required to be given to any stockholder, personal notice is not required but such notice may be given: (a) in writing and mailed to such stockholder, (b) by a form of electronic transmission consented to by the stockholder to whom the notice is given or (c) as otherwise permitted by the SEC. If mailed, notice to a stockholder shall be deemed to be given when deposited in the United States mail in a sealed envelope, with postage thereon prepaid, addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation. If sent by electronic transmission, notice to a stockholder shall be deemed to be given if by (i) facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (ii) electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (iii) a posting on an electronic network together with a separate notice to the stockholder of the specific posting, upon the later of (1) such posting and (2) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the stockholder.

SECTION 5.2. Written Waiver. Whenever any notice is required to be given by the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof in a signed writing or sent by the transmission of an electronic record attributed to the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 5.3. Consent. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered in the minutes of such meeting, or by taking part in the deliberations at such meeting without objection, the actions taken at such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for lack of notice is made at the time, and if any meeting be irregular for lack of notice or such consent, provided a quorum was present at such meeting, the proceedings of such meeting may be ratified and approved and rendered valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote thereat. Such consent or approval, if given by stockholders, may be by proxy or power of attorney, but all such proxies and powers of attorney must be in writing.

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ARTICLE 6

OFFICERS

SECTION 6.1. Officers.

Section 6.1.1 The officers of the Corporation shall include the President, the Secretary, and the Treasurer, each as approved and appointed by the Board of Directors.

Section 6.1.2 The officers of the Corporation may further include a Chairman of the Board (or Executive Chairman, if the Board of Directors designates such office), Chief Executive Officer and a Chief Financial Officer, each as approved and appointed by the Board of Directors, and may further include, without limitation, such other executive or subordinate officers and agents, including, without limitation, one or more Vice Presidents (any one or more of which may be designated Senior Executive Vice President, Executive Vice President, Senior Vice President or such other title as may be determined by the Board of Directors), Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, in each case as the Board of Directors deems necessary to approve and appoint.

Section 6.1.3 The Board of Directors may in its discretion delegate to the President the power and authority to appoint subordinate officers of the Corporation and to prescribe their respective duties and powers, but in any instance the Chairman of the Board, the President, the Secretary, the Treasurer and, if designated, the Chief Executive Officer, Chief Financial Officer or any other officer responsible for a principal business unit, division or function of the Corporation (such as sales, administration or finance), or any other officer who performs a policy making function (collectively, the “Principal Officers”), shall be subject to the approval of, and appointment by, the Board of Directors.

Section 6.1.4 All officers of the Corporation shall hold their offices for such terms and shall exercise such powers and perform such duties as prescribed by these Bylaws, the Board of Directors or President, as applicable. Any two or more offices may be held by the same person. The Chairman of the Board shall be elected from among the directors. With the foregoing exception, none of the other officers need be a director, and none of the officers need be a stockholder, of the Corporation.

SECTION 6.2. Election and Term of Office. The Principal Officers shall each be elected only by, and shall serve only at the pleasure of, the Board of Directors. All other officers of the Corporation may be appointed as the Board of Directors or the President deem necessary and elect or appoint. The officers of the Corporation shall be elected or ratified annually by the Board of Directors at its regular meeting held concurrently with or after the annual meeting of stockholders or as soon thereafter as conveniently possible (or, in the case of those officers elected or appointed other than by the Board of Directors, ratified at the Board of Directors’ regular meeting held following their election or appointment or as soon thereafter as conveniently possible). Subject to the terms and conditions of any applicable contract between an officer of the Corporation, each officer shall hold office until his or her successor shall have been chosen and shall have qualified or until his or her death or the effective date of his or her resignation or removal, or until he or she shall cease to be a director in the case of the Chairman of the Board.

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SECTION 6.3. Removal and Resignation. Any officer or agent may be removed, either with or without cause, by the affirmative vote of a majority of the Board of Directors and, other than the Principal Officers, may also be removed, either with or without cause, by action of the President whenever, in his or her judgment the best interests of the Corporation shall be served thereby, but such right of removal and any purported removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any Principal Officer or other officer or agent may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6.4. Vacancies. Any vacancy occurring in any Principal Officer by death, resignation, removal or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term. Any vacancy in any other office may be filled as the Board of Directors, the Chairman of the Board or President deem necessary.

SECTION 6.5. Compensation. The compensation of the Principal Officers shall be determined by the Board of Directors or a designated committee thereof. Compensation of all other officers and employees of the Corporation shall be determined by the President in consultation with the Board of Directors or a designated committee thereof and in accordance with any charter of any such committee as has been approved by the Board of Directors or any policies as have been approved by the Board of Directors. No officer who is also a director shall be prevented from receiving such compensation by reason of his or her also being a director.

SECTION 6.6. Chairman of the Board. The Chairman of the Board (who may also be designated as Executive Chairman) shall preside at all meetings of the Board of Directors and of the stockholders of the Corporation. In the Chairman of the Board’s absence, such duties shall be attended to by any vice chairman of the Board of Directors, or if there is no vice chairman, or such vice chairman is absent, then by the President. The Chairman of the Board shall act as liaison between the Board of Directors and the executive officers of the Corporation and shall be responsible for general oversight of such executive officers. The Chairman of the Board may also hold the position of Chief Executive Officer or President, if so approved or appointed by the Board of Directors. The Chairman of the Board shall formulate and submit to the Board of Directors matters of general policy for the Corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors. He or she may sign with the President or any other officer of the Corporation thereunto authorized by the Board of Directors certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors, and any deeds or bonds, which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated or reserved by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed.

SECTION 6.7. President. The President shall, subject to the oversight by and control of the Board of Directors, have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President may also, but shall not be required to, hold the position of Chief Executive Officer of the Corporation, if so approved or appointed by the Board of Directors. The President shall keep the Board of Directors fully informed and shall consult them concerning the business of the Corporation. Subject to the supervisory powers of the Board of Directors, the President may sign with the Chairman of the Board or any other officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of capital stock of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors, and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. In general, the President shall perform all other duties normally incident to the office of the President, except any duties expressly delegated to other persons by these Bylaws, the Board of Directors and such other duties as may be prescribed by the stockholders, Chairman of the Board or the Board of Directors from time to time.

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SECTION 6.8. Chief Executive Officer. The Chief Executive Officer, if any, shall, in general, perform such duties as usually pertain to the position of chief executive officer and such duties as may be prescribed by the Board of Directors.

SECTION 6.9. Chief Financial Officer. The Chief Financial Officer, if any, shall, in general, perform such duties as usually pertain to the position of chief financial officer and such duties as may be prescribed by the Board of Directors.

SECTION 6.10. Secretary. The Secretary shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the Corporation, and see that the seal of the Corporation or a facsimile thereof is affixed to all certificates for shares prior to the issuance thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) have general charge of other stock transfer books of the Corporation; and (f) in general, perform all duties normally incident to the office of the Secretary and such other duties as from time to time may be assigned to him or her by the Chairman of the Board, the President or the Board of Directors.

SECTION 6.11. Treasurer. The Treasurer shall (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Section 7.3 of these Bylaws and (b) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine.

SECTION 6.12. Interim Officer Status. Any office of the Corporation may be designated by the Board of Directors as interim, and such interim status shall be on such terms and for such duration as may be designated by the Board of Directors.

ARTICLE 7

EXECUTION OF CORPORATE INSTRUMENTS AND
VOTING OF SECURITIES OWNED BY THE CORPORATION

SECTION 7.1. Contracts. Subject to the provisions of Section 6.1, the Board of Directors may authorize any officer, officers, agent or agents to enter into any contract or execute and deliver an instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION 7.2. Checks, etc. All checks, demands, drafts or other orders for the payment of money, and notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as shall be determined by the Board of Directors.

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SECTION 7.3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the President, the Treasurer or the Chief Financial Officer may be empowered by the Board of Directors to select or as the Board of Directors may select.

SECTION 7.4. Voting of Securities Owned by Corporation. All stock and other securities of any other corporation owned or held by the Corporation for itself, or for other parties in any capacity, and all proxies with respect thereto shall be executed by the person authorized to do so by resolution of the Board of Directors or, in the absence of such authorization, by any Principal Officer.

ARTICLE 8

SHARES OF STOCK

SECTION 8.1. Issuance. The shares of the Corporation may be certificated or uncertificated, subject to Section 8.5 below. If the Board of Directors decides to issue certificated shares, each stockholder of the Corporation shall be entitled to a certificate or certificates showing the number of shares of stock registered in his or her name on the books of the Corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder’s name and the number of shares and shall be signed by the Chairman of the Board or the President, or such other officers as may from time to time be authorized by resolution of the Board of Directors. Any or all the signatures on the certificate may be a facsimile. In case any officer who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such officer had not ceased to be such officer at the date of its issue. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designation, preferences and relative participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class of stock; provided that except as otherwise provided by the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish to each stockholder who so requests the designations, preferences and relative participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed or mutilated certificate a new certificate (or uncertificated shares in lieu of a new certificate) may be issued therefor upon such terms and with such indemnity, if any, to the Corporation as the Board of Directors may prescribe. In addition to the above, all certificates (or uncertificated shares in lieu of a new certificate) evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the DGCL.

SECTION 8.2. Lost Certificates. The Board of Directors may direct that a new certificate or certificates (or uncertificated shares in lieu of a new certificate) be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates (or uncertificated shares in lieu of a new certificate), the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed, or both.

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SECTION 8.3. Transfers. In the case of shares of stock represented by a certificate, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of shares shall be made only on the books of the Corporation by the registered holder thereof, or by his or her attorney thereunto authorized by power of attorney and filed with the Secretary and the Corporation’s transfer agent, if any.

SECTION 8.4. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

SECTION 8.5. Uncertificated Shares. The Board of Directors may approve the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series of capital stock.

ARTICLE 9

DIVIDENDS

SECTION 9.1. Declaration. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

SECTION 9.2. Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE 10

INDEMNIFICATION

SECTION 10.1. Generally. The Corporation shall provide indemnification to the fullest extent provided for by law, as specified in the Certificate of Incorporation.

SECTION 10.2. Contested Director Indemnification. Notwithstanding anything to the contrary contained in these Bylaws, a director who was elected in any Contested Election who is not a continuing director shall not be entitled to any indemnification or advancement of expenses unless and until a majority of the continuing directors vote that the indemnification provisions set forth in the Certificate of Incorporation shall apply to such newly elected director.

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ARTICLE 11

MISCELLANEOUS

SECTION 11.1. Books. The books of the Corporation may be kept within or without the State of Delaware (subject to any provisions contained in the DGCL) at such place or places as may be designated from time to time by the Board of Directors.

SECTION 11.2. Fiscal Year. The fiscal year of the Corporation shall be such fiscal year as may be designated by the Board of Directors.

ARTICLE 12

AMENDMENTS

SECTION 12.1. Amendment By Stockholders. The stockholders of the Corporation may alter, amend, repeal or the remove these Bylaws or any portion thereof only by the affirmative vote of the stockholders holding the Requisite Percent; provided, however, that no such change to any Bylaw shall alter, modify, waive, abrogate or diminish the Corporation’s obligation to provide the indemnity called for by Article 10 of these Bylaws, the Certificate of Incorporation or applicable law.

SECTION 12.2. Amendment by the Board of Directors. Notwithstanding Section 12.1 above and subject to the laws of the State of Delaware, the Board of Directors may, by majority vote of those directors present at any meeting at which a quorum is present, alter, amend or repeal these Bylaws or any portion thereof, or enact such other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.

# # #

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at http://www.surgecomponents.com/relations.asp.

SURGE COMPONENTS, INC.

Annual Meeting of Stockholders

October 4, 2018 10:00 AM Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SURGE COMPONENTS, INC.

The undersigned stockholder of Surge Components, Inc., a Nevada corporation (the “Company”), hereby appoints Ira Levy and Steven J. Lubman, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held on October 4, 2018 at the Company’s offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729, at 10:00 a.m., local time, and at any adjournment or postponement thereof (“Annual Meeting”). The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4 AND 5, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

SURGE COMPONENTS, INC.

95 EAST JEFRYN BLVD.

DEER PARK, NEW YORK 11729

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Continental Stock Transfer, 1 State Street, 30th Floor, New York, NY 10004, Attention: Proxy Department.

VOTE BY E-MAIL

Mark, sign and date your proxy card and send it to proxy@continentalstock.com.

VOTE BY FAX

Mark, sign and date your proxy card and fax it to (212) 509-5152.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	Election of Directors.	Vote FOR	Vote WITHHOLD	Vote FOR ALL
	Lawrence Chariton Gary Jacobs Peter Levy	ALL nominees	from all nominees	nominees except the nominee marked below
		☐	☐	_____________

2.	Reincorporation of the Company from Nevada to Delaware

		For	Against	Abstain
		☐	☐	☐

3.	Approval of an amendment to the articles of incorporation of the Company to declassify the board of directors of the Company.

		For	Against	Abstain
		☐	☐	☐

4.	Ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2018.

		For	Against	Abstain
		☐	☐	☐

5.	Advisory vote on executive compensation.

		For	Against	Abstain
		☐	☐	☐

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date

Signature (Joint Owners)	Date